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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                   HANDLEMAN COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

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     4) Date Filed:

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CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                                                        [HANDLEMAN COMPANY LOGO]

                                                               Handleman Company
                                                             500 Kirts Boulevard
                                                            Troy, Michigan 48084

                                                                  Notice of 2004
                                                  Annual Meeting of Shareholders
                                                             and Proxy Statement

[HANDLEMAN COMPANY LOGO]

Stephen Strome
Handleman Company
Chairman and Chief Executive Officer
500 Kirts Boulevard
Troy, MI 48084

August 6, 2004

Dear Shareholders:

It is my pleasure to invite you to Handleman Company's 2004 Annual Meeting of Shareholders. We will hold the meeting on Wednesday, September 8, 2004, at 2:00 p.m. Eastern Daylight Time, at the Somerset Inn, 2601 West Big Beaver Road, Troy, Michigan 48084. During the Annual Meeting we will discuss each item of business described in the enclosed Notice of Annual Meeting and Proxy Statement and give a report on the Company's business operations. There will also be time to respond to questions.

We hope you will be able to attend the Annual Meeting. Please vote your shares regardless of whether you plan to attend in person. We are pleased to offer multiple options for voting your shares. As detailed in the "General Information About the Annual Meeting and Voting" section of the Proxy Statement (see page
35), you can vote using any of the following methods: vote by telephone or the Internet; sign and date the proxy card or voting instruction card and return it in the prepaid envelope; or vote in person at the meeting.

Thank you for your continued support of Handleman Company.

Sincerely,

/s/ Stephen Strome
------------------
Stephen Strome

                               TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                              ----
Notice of the 2004 Annual Meeting of Shareholders ..........................................................   1
General Information.........................................................................................   2
Voting Securities...........................................................................................   2
Election of Directors.......................................................................................   3
            - Nominees for Terms to Expire at the 2007 Annual Meeting.......................................   3
            - Continuing Directors..........................................................................   4
               - Directors Whose Terms Expire at the 2005 Annual Meeting ...................................   4
               - Directors Whose Terms Expire at the 2006 Annual Meeting ...................................   4
Board Information...........................................................................................   5
            - Board Meetings................................................................................   5
            - Board Committees .............................................................................   5
               - Audit Committee ...........................................................................   5
               - Corporate Governance and Nominating Committee .............................................   5
               - Corporate Governance and Nomination Committee Process for Identifying and Evaluating
                    Nominees................................................................................   6
               - Compensation Committee.....................................................................   6
            - Presiding Director ...........................................................................   7
            - Communications with the Board.................................................................   7
            - Director Education ...........................................................................   7
            - Board Compensation ...........................................................................   8
            - Certain Relationships and Related Transactions................................................   9
Section 16(a) Beneficial Ownership Requirements.............................................................   9
Compensation Committee Report...............................................................................   9
Audit Committee Report......................................................................................  13
Performance Graph...........................................................................................  15
Executive Compensation......................................................................................  16
Option Grants in Last Fiscal Year...........................................................................  17
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values...........................  18
Pension Plan Table..........................................................................................  19
Supplemental Executive Retirement Plan Table................................................................  20
Change in Control Agreements................................................................................  20
Security Ownership of Certain Beneficial Owners and Management..............................................  21
Proposal to Approve the Handleman Company 2004 Stock Plan ..................................................  23
Other Matters...............................................................................................  31
            - Relationship with Independent Auditor ........................................................  31
            - Independent Auditor Fees .....................................................................  31
            - Other Proposals...............................................................................  32
General Information About the Annual Meeting and Voting.....................................................  33
              What is a proxy?..............................................................................  33
              What is a proxy statement?....................................................................  33
              Who can vote?.................................................................................  33
              What is the quorum requirement of the Annual Meeting?.........................................  33
              What am I voting on?..........................................................................  33
              What are the voting recommendations of the Board?.............................................  34
              What if other matters are presented for determination at the Annual Meeting?..................  34
              What vote is required to elect the Directors?.................................................  34
              What shares are covered by my proxy card?.....................................................  34
              What is the difference between holding shares as a shareholder of record and as a beneficial owner?..............................................................  34

                                                                                                              PAGE
                                                                                                              ----
              How do I vote?................................................................................   35
              What is the effect of not voting?.............................................................   35
              What can I do if I change my mind after I vote my shares? ....................................   36
              How do participants in the Handleman Company 401(k) Plan vote their shares?...................   36
              How do shareholders of record vote their shares if they are also participants in the
                 Handleman Company 401(k) Plan?.............................................................   36
              What does it mean if I get more than one proxy card? .........................................   37
              Will there be a management presentation at the Annual Meeting?................................   37
              Who can attend the Annual Meeting?............................................................   37
              What do I need to attend the Annual Meeting?..................................................   37
              Can I bring a guest?..........................................................................   38
              Who will count the vote?......................................................................   38
              How much did this proxy solicitation cost?....................................................   38
              How do I recommend someone to be a Director for the 2005 Annual Meeting?......................   38
              When are shareholder proposals due for the 2005 Annual Meeting?...............................   38
              Where can I find the Corporate Governance Guidelines for Handleman Company?...................   38
              Can I access the Proxy Statement and 2004 Annual Report on the Internet instead of receiving
                 paper copies?..............................................................................   39
              How do I obtain more information about Handleman Company?.....................................   39
Appendix A - Audit Committee Charter........................................................................  A-1
Appendix B - Corporate Governance Guidelines................................................................  B-1
Appendix C - Code of Business Conduct and Ethics ...........................................................  C-1
Appendix D - Corporate Governance and Nominating Committee Charter..........................................  D-1
Appendix E - Compensation Committee Charter.................................................................  E-1
Appendix F - 2004 Stock Plan................................................................................  F-1

                                HANDLEMAN COMPANY
                               NOTICE OF THE 2004
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 8, 2004

The Annual Meeting of Shareholders of Handleman Company will be held on Wednesday, September 8, 2004 at 2:00 p.m. Eastern Daylight Time, at the Somerset Inn, 2601 West Big Beaver Road, Troy, Michigan 48084. The proposals to be voted on at the Annual Meeting are as follows:

      1.    The election of two Directors. Nominees are:

                  Elizabeth A. Chappell
                  Ralph J. Szygenda

      2. To approve the Handleman Company 2004 Stock Plan, which authorizes the granting of stock options, stock appreciation rights, restricted stock, and performance share and performance unit awards.

      3. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2.

You are entitled to vote at the Annual Meeting if you were a shareholder of record at the close of business on July 12, 2004.

If you have any questions about the Annual Meeting, please contact:

Corporate Secretary
Handleman Company
500 Kirts Boulevard
Troy, MI 48084
248-362-4400

BY ORDER OF THE BOARD OF DIRECTORS

                                HANDLEMAN COMPANY
                               500 KIRTS BOULEVARD
                              TROY, MICHIGAN 48084

             PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD SEPTEMBER 8, 2004

                               GENERAL INFORMATION

The approximate mailing date for this Proxy Statement and the proxy is August 6, 2004. A copy of the Annual Report of the Company for the fiscal year ended May 1, 2004 accompanies this Notice.

It is important that your shares be represented at the Annual Meeting. We encourage you to read the Proxy Statement and vote your shares as soon as possible. The proxy is solicited by the Board of Directors of the Company. The shares represented by valid proxies in the enclosed form will be voted if received in time for the Annual Meeting. The expenses in connection with the solicitation of proxies will be borne by the Company and may include requests by mail and personal contact by its Directors, officers and employees. In addition, the Company has retained Georgeson Shareholder Communications Inc., 17 State Street, New York, NY 10004 to aid in the solicitation of proxies from brokers, banks, other nominees and institutional holders at a fee not to exceed $7,500 plus out-of pocket expenses. The Company will reimburse brokers or other nominees for their expenses in forwarding proxy materials to shareholders. Any person giving a proxy has the power to revoke it at any time before it is voted.

For additional information regarding voting your shares, see the "General Information About the Annual Meeting and Voting" section of this Proxy Statement (beginning on page 33).

                                VOTING SECURITIES

Only holders of record of shares of $.01 par value common stock (the "Common Stock") at the close of business on July 12, 2004 are entitled to notice of, and to vote at, the Annual Meeting of Shareholders or at any adjournment or adjournments thereof, each share having one vote. As of July 12, 2004, the date of record, the Company had issued and outstanding 23,355,415 shares of Common Stock.

                            I. ELECTION OF DIRECTORS

The Board of Directors consists of eight members. The Directors are divided into three classes. At each Annual Meeting, the term of one class expires. Directors in each class serve for three-year terms, or until the Director's retirement. Two Directors are to be elected by shareholders at the Annual Meeting for three-year terms expiring in 2007. The Board's nominees are Ms. Elizabeth A. Chappell and Mr. Ralph J. Szygenda.

Following each Director's name is (1) the year he or she was first elected a Director, (2) his or her age, and (3) a brief account of the Director's business experience during the past five years.

                                 BOARD NOMINEES

NOMINEES FOR TERMS TO EXPIRE AT THE 2007 ANNUAL MEETING

ELIZABETH A. CHAPPELL                                  Director since 1999
                                                       Age 46

Ms. Chappell has served as President and Chief Executive Officer of the Detroit Economic Club since April 15, 2002. From January 4, 2001 through April 14, 2002, Ms. Chappell served as a business consultant in private practice. Ms. Chappell served as Executive Vice President Corporate Communications and Investor Relations of Compuware Corporation from January 3, 2000 to January 3, 2001. Ms. Chappell was formerly President and Chief Executive Officer of The Chappell Group Inc., a consulting firm she founded in 1995 that specialized in strategic planning, organizational development and sales and marketing strategies. Ms. Chappell is a Director of Compuware Corporation.

RALPH J. SZYGENDA                                      Director since 2003
                                                       Age 56

Mr. Szygenda has served as Group Vice President and Chief Information Officer of General Motors Corporation since January 7, 2000. Mr. Szygenda joined General Motors Corporation on June 28, 1996 as Vice President and Chief Information Officer. Mr. Szygenda is a Director of Covisint LLC.

              THE BOARD RECOMMENDS THAT YOU VOTE "FOR" ITS NOMINEES

                              CONTINUING DIRECTORS

DIRECTORS WHOSE TERMS EXPIRE AT THE 2005 ANNUAL MEETING

EUGENE A. MILLER                                       Director since 2002
                                                       Age 66

Mr. Miller served as Chairman of the Board of Comerica Incorporated and Comerica Bank from January 1, 2002 through his retirement on October 1, 2002. From June 1, 1999 through December 31, 2001, Mr. Miller served as Chairman, President and Chief Executive Officer of Comerica Incorporated and Comerica Bank. From June 30, 1993 through May 31, 1999, Mr. Miller served as Chairman and Chief Executive Officer of Comerica Incorporated and Comerica Bank. Mr. Miller is a Director of DTE Energy, Inc., the Amerisure Companies, Flint, Inc., and McKinley Associates.

SANDRA E. PETERSON                                     Director since 2001
                                                       Age 45

Ms. Peterson has served as a private investor and consultant since March 1, 2004. From September 1, 2003 through February 29, 2004, Ms. Peterson served as a Group Vice President of Medco Health Solutions. From January 1, 1999 through August 30, 2003, Ms. Peterson served as the Senior Vice President, Health Businesses, Medco Health Solutions, Inc. (also known as Merck-Medco). From April 8, 1996 through December 31, 1998, Ms. Peterson served as Executive Vice President of Nabisco Holding Company. Ms. Peterson is a Director of The Dun & Bradstreet Corporation.

IRVIN D. REID                                          Director since 2002
                                                       Age 63

Dr. Reid has served as President of Wayne State University since November 24, 1997. From August 1, 1989 through November 23, 1997, Dr. Reid served as President of Montclair State University. Dr. Reid is a Director of Mack-Cali Real Estate Investment Trust and the Federal Reserve Board Chicago/ Detroit Branch.

DIRECTORS WHOSE TERMS EXPIRE AT THE 2006 ANNUAL MEETING

JAMES B. NICHOLSON                                     Director since 1991
                                                       Age 61

Mr. Nicholson has served as President, Chief Executive Officer and Director of PVS Chemicals, Inc. since 1979. Mr. Nicholson is a Director of LaSalle Bank Corporation. Mr. Nicholson is also Chairman of the Board of Amerisure Companies.

LLOYD E. REUSS                                         Director since 1993
                                                       Age 68

Mr. Reuss served as General Motors Corporation's Executive Vice President of New Vehicles and Systems from April 6, 1992 through his retirement on January 1, 1993. Mr. Reuss served as President of General Motors Corporation from August 1, 1990 through April 5, 1992. Mr. Reuss is a Director of International Speedway Corporation and U.S. Sugar Corporation.

STEPHEN STROME                                         Director since 1989
                                                       Age 59

Mr. Strome has served as Chairman of the Board and Chief Executive Officer of the Company since January 12, 2001. From May 1, 1991 through January 11, 2001, Mr. Strome served as President and Chief Executive Officer of the Company. Mr.Strome is a Director of AmerUs Group.

                                BOARD INFORMATION

BOARD MEETINGS

During the fiscal year ended May 1, 2004, the Board held a total of seven meetings. During fiscal 2004, each Director of the Company attended at least 75% of the aggregate number of meetings of the Board and of all committees of the Board on which such Director served, during the time each such Director was a member of the Board. The Annual Meeting of Shareholders is held in conjunction with a regularly scheduled Board meeting, and Directors are expected to attend. In 2003, 75% of the Directors attended the Annual Meeting of Shareholders.

Handleman Company's independent Directors met without the Chief Executive Officer six times during the fiscal year ended May 1, 2004.

BOARD COMMITTEES

AUDIT COMMITTEE

The Audit Committee is appointed by the Board of Directors of the Company to provide assistance to the Board of Directors in fulfilling its oversight responsibility relating to the Company's financial statements and financial reporting processes; the systems of internal accounting and financial controls; the internal audit function; the annual independent audit of the Company's financial statements; any financially-related legal compliance or ethics programs as established by the Board; and any other areas specified by the Board of potential significant financial risk to the Company.

All members of the Audit Committee are financially literate, as the Company's Board has interpreted such qualification in its business judgment. Eugene A. Miller satisfies the standard for "audit committee financial expert" in compliance with the Sarbanes-Oxley Act of 2002 and has accounting or related financial management expertise as required by the New York Stock Exchange. None of the members of the Audit Committee are members of more than two audit committees of public companies, inclusive of Handleman Company.

The functions of the Audit Committee are listed in the Audit Committee Charter, which is included herein as Appendix A to this Proxy Statement.

The Audit Committee held 12 meetings during the fiscal year ended May 1, 2004. All members of the Audit Committee are (i) independent directors as defined under the rules of the New York Stock Exchange, (ii) non-employee directors as defined under Section 16 of the Securities and Exchange Act, and (iii) outside directors as defined under Section 162(m) of the Internal Revenue Code.
Members: Mr. Miller, Chairman, Ms. Peterson, Dr. Reid and Mr. Szygenda.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

The Corporate Governance and Nominating Committee considers the performance of incumbent Directors and recommends to the Board nominees for election as Directors. The Corporate Governance and Nominating Committee will consider nominees for Directors recommended by shareholders, which recommendations for the 2005 Annual Meeting of Shareholders should be submitted to the Chairman of the Corporate Governance and Nominating Committee at the Company's executive offices, no later than March 14, 2005. The Board of Directors has adopted Corporate Governance Guidelines ("Guidelines") recommended by the Committee. The Guidelines are reviewed annually and are monitored by the Committee. The Guidelines establish corporate governance standards, outline the respective responsibilities of management and the Board and provide a process for evaluating the performance of the Board. A copy of the Guidelines is included herein as Appendix B to this Proxy Statement.

Guideline number 35 of the Corporate Governance Guidelines states that the Board believes that it is important that the Company's shareholders and others are able to review its corporate governance practices. Accordingly, the Company's Corporate Governance Guidelines, Code of Business Conduct and Ethics and Committee Charters are published on the Company's website www.handleman.com.

The Company's Code of Business Conduct and Ethics is included herein as Exhibit C to this Proxy Statement.

The functions of the Corporate Governance and Nominating Committee are listed in the Corporate Governance and Nominating Committee Charter, which is included herein as Appendix D to this Proxy Statement.

The Corporate Governance and Nominating Committee held one meeting during the fiscal year ended May 1, 2004. All members of the Corporate Governance and Nominating Committee are (i) independent directors as defined under the rules of the New York Stock Exchange, (ii) non-employee directors as defined under
Section 16 of the Securities and Exchange Act, and (iii) outside directors as defined under Section 162(m) of the Internal Revenue Code. Members: Mr. Reuss, Chairman, Mr. Nicholson, Ms. Peterson and Dr. Reid.

CORPORATE GOVERNANCE AND NOMINATION COMMITTEE PROCESS FOR IDENTIFYING AND EVALUATING NOMINEES

The Corporate Governance and Nominating Committee (the "Committee") is responsible for recommending candidates for membership on the Board. In assessing potential new directors, the Committee considers individuals from various disciplines and diverse backgrounds. The selection of qualified directors is complex and crucial to Handleman's long-term success. Board candidates are considered based upon various criteria, such as their broad-based business skills and experiences, a global business and social perspective, concern for the long-term interests of the shareholders, and personal integrity and judgment. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of Handleman Company and the music industry. To assist in the identification and evaluation of qualified director candidates, on occasion the services of a search firm have been engaged. Under Appendix B see Corporate Governance Guideline 23 for "Board Membership Criteria" and Guideline 24 for "Identifying New Director Candidates/Extending Invitations to the Board".

Refer to "How do I recommend someone to be a Director for the 2005 Annual Meeting" under "General Information About the Meeting and Voting" on page 38 of this Proxy Statement for procedures by which shareholders may submit nominees to the Board.

COMPENSATION COMMITTEE

The duties of the Compensation Committee are: recommending to the Board of Directors the remuneration arrangements for senior management; recommending to the Board of Directors compensation plans in which officers are eligible to participate; recommending to the Board of Directors director compensation programs; and granting stock options, performance shares and restricted stock awards under the Company's 2001 Stock Option and Incentive Plan. The functions of the Compensation Committee are listed in the Compensation Committee Charter, which is included herein as Appendix E to this Proxy Statement.

The Compensation Committee held five meetings during the fiscal year ended May 1, 2004. All members of the Compensation Committee are (i) independent directors as defined under the rules of the New York Stock Exchange, (ii) non-employee directors as defined under Section 16 of the Securities and Exchange Act, and
(iii) outside directors as defined under Section 162(m) of the Internal Revenue Code. Members: Mr. Nicholson, Chairman, Ms. Chappell, Mr. Miller and Mr. Reuss.

PRESIDING DIRECTOR

The Board designates annually an independent, non-employee Director to serve as Presiding Director. Duties and responsibilities of the Presiding Director include:

      -     Presiding over executive sessions of the independent Board members;

      - Advising the Chief Executive Officer of appropriate feedback from executive sessions including any actions to be taken, as well as any issues or concerns raised by the independent Directors;

      -     Advising on the agenda for the Board meetings;

      - Meeting with senior officers, if deemed appropriate, to discuss the business and issues facing the Company;

      - Working with the Chairman of the Corporate Governance and Nominating Committee in the selection of the Committee Chairs; and

      - Meeting with shareholders, if appropriate, to discuss their concerns.

Refer to Corporate Governance Guideline 14, under Appendix B, for "Executive Sessions of Independent Directors" for the procedure by which the Presiding Director is selected for executive sessions of the independent Directors.

The Chair of the Compensation Committee will serve as Presiding Director for fiscal year 2005, the Chair of the Audit Committee for fiscal year 2006, the Chair of the Corporate Governance and Nominating Committee for fiscal year 2007, and rotating in the same fashion thereafter.

Effective May 2, 2004 the Presiding Director is Mr. James B. Nicholson.

COMMUNICATIONS WITH THE BOARD

Shareholders wishing to communicate with the Presiding Director or to non-employee Directors may send a letter by regular or express mail addressed to the Presiding Director or Non-Employee Director, Attention: Corporate Secretary, Handleman Company, 500 Kirts Boulevard, Troy, MI 48084. All correspondence to Directors will be acknowledged by the Corporate Secretary, forwarded to the appropriate Director, and may also be forwarded within Handleman Company to the subject matter expert for review.

DIRECTOR EDUCATION

One of Handleman Company's core values is "Continuous Learning and Improvement." The Company encourages and supports this value throughout all levels within the organization. The Board members also believe continuous learning is important to ensure the ongoing effectiveness of the Board. Accordingly, the Board has established a Corporate Governance Guideline for ongoing continuing education for Directors. See Guideline 34 of Handleman Company's Corporate Governance Guidelines attached as Appendix B. Following are recent activities:

      MS. SANDRA PETERSON attended "Accounting Essentials for Corporate Directors - Enhancing Financial Integrity" presented at the Columbia Business School, New York, NY from April 19 to 21, 2004. The purpose of the course was to strengthen the ability of corporate directors to evaluate the appropriateness of financial reporting and accounting decisions and representations made by management.

      MS. ELIZABETH CHAPPELL attended "Directors' College," a course presented by the Stanford Law School, Stanford, CA from June 20 to 22, 2004. The purpose of the course was to provide the latest information on critical issues facing boards today - Sarbanes-Oxley compliance, compensation, audit committee practices, litigation, D&O insurance coverage and ethical concerns - with perspectives on best practices. This course is accredited by Institutional Shareholder Services.

      MR. STEPHEN STROME will be attending "The Director's Consortium," a course presented by The Wharton School, The University of Chicago, and Stanford Law School being held at the University of Pennsylvania campus from August 25 to 27, 2004. The purpose of the course is to provide a review of policy and strategy; Nominating Committee issues and CEO succession; Compensation Committee issues; Audit Committee - qualifications, responsibilities, and content; Finance and Directors' fiduciary duties: the core duties of directors and what they mean in practice. This course is accredited by Institutional Shareholder Services.

BOARD COMPENSATION

Officers of the Company who are Directors do not receive additional compensation for services as a Director.

During fiscal 2004, non-employee Directors received annual retainers of $25,000. To encourage non-employee Directors to own Company shares, Directors receive a portion of their retainer in the Company's Common Stock each year. During fiscal 2004, non-employee Directors received annual retainers of $12,500 in restricted stock with 100% vesting after one year and $12,500 in cash payable in four quarterly installments of $3,125.

Each Director received meeting fees of $1,500 for each Board of Directors meeting attended. In addition, each member on a committee was paid at the rate of $1,500 for each committee meeting attended, except that the Audit Committee Chairman received Audit Committee meeting fees of $2,500 for each meeting attended. Non-committee Directors who are requested in advance to participate in any committee meeting are also paid the committee meeting fee.

During fiscal year 2004 each committee Chairman received an annual fee of $3,500. Directors are reimbursed for travel and other expenses related to attendance at Board and committee meetings.

In addition, during fiscal year 2004 the Presiding Director, Lloyd E. Reuss, received an annual fee of $6,000.

The 2001 Stock Option and Incentive Plan allows stock option grants to non-employee Directors. In September 2003, options for 2,500 shares were awarded to non-employee Directors with three year vesting. In addition, non-employee Directors receive a one time stock grant of 500 shares when first joining the Board. This grant vests 100% three years from the date the Director first joins the Board.

The Company has approved a Deferral Plan for payment of Director fees that permits members of the Board of Directors to elect to defer to a future date all or any portion of their Director fees (including retainer fees, attendance fees and committee fees), with interest to be added to deferred amounts with interest at a rate equal to the Company's borrowing cost.

Under resolutions of the Board of Directors presently in effect, if a Corporate, Division or Subsidiary Officer should die while serving in such capacity, the Company will pay to the surviving spouse, or if there is no surviving spouse then to the deceased's estate, the equivalent of one year's salary (excluding bonuses) based upon the amount being received by the deceased at the time of his or her death, in 24 equal monthly installments commencing one month after death. In the event a Director should die while serving the Company in such position, the Company shall pay to the deceased's surviving spouse, or if there be no surviving spouse to the deceased's estate, the equivalent of one year's cash retainer plus any accrued but unpaid Board and committee meeting fees that the deceased was entitled to receive for such services from the Company at the time of his or her death, such amount to be paid in a lump sum one month from the date of death. In addition, the Director's restricted stock retainer that the deceased received for services to the Company shall immediately vest.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are no matters relating to certain relationships and related transactions that would be applicable to Handleman Company.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS

Federal securities law requires that Directors and Executive Officers of the Company must report to the Securities and Exchange Commission and the Company, within certain periods, the number of shares of the Company's equity securities they own and any changes in such ownership. Based upon information furnished by the Directors and Executive Officers, all required Section 16(a) filings for fiscal year 2004 have been made in a timely manner.

                          COMPENSATION COMMITTEE REPORT

THE COMPENSATION COMMITTEE

The Compensation Committee (the "Committee") is composed only of independent Directors as defined by the requirements of the New York Stock Exchange and the Company's Corporate Governance Guidelines. The Committee exercises the Board's powers in designing and approving compensation programs for the Company. The Committee makes every effort to see that the Company's compensation program is consistent with the values of the Company and furthers its business strategy. The Committee establishes the compensation policy for the Company's executives and reviews the salaries, bonuses and stock incentives of each of the Executive Officers including the Chief Executive Officer. The Committee will administer the 2004 Stock Plan, if it is approved, and it administers the Company's 2001 Stock Option and Incentive Plan and prior stock option plans. A copy of the Compensation Committee Charter is attached as Appendix E to this Proxy Statement.

OVERALL OBJECTIVES

The Company's compensation objectives reflect its philosophy that the compensation of its key employees (including Executive Officers) should:

      - Provide performance-based total compensation at market-competitive levels to attract and retain key executives critical to the long-term success of the Company;

      - Reward executives for long-term strategic management and the enhancement of shareholder value;

      - Provide a compensation program that motivates key employees to achieve their strategic goals by tying compensation to the performance of the Company and applicable business units, as well as to individual performance; and

      - Align the interests of its key employees with the long-term interests of the Company's shareholders through the award of stock incentives.

The compensation packages offered to key employees are based on the review of compensation surveys and the advice of compensation consultants. In assessing salary levels from a comparability standpoint, the Committee refers to compensation surveys based on different groups of corporations with approximately the same sales volume as the Company.

BASE SALARIES

Compensation depends on many factors, including individual performance and responsibilities and an employee's longer term potential. The Company's financial performance and the compensation levels at comparable companies are important in determining base salaries.

Factors considered in establishing base salaries are:

      - Analysis and evaluation of each salaried position with a comparison of compensation levels predicated on responsibilities of similar positions based upon the competitive marketplace on both a regional and national basis. Salary levels are reviewed annually and are subject to adjustment based on the general movement in salaries in the job market, as well as the individual's job performance and contributions to the Company;

      -     Prior year salary;

      -     Changes in individual job responsibilities; and

      -     Past performance of individuals.

BONUSES

The Company's bonus program is intended to encourage and reward the achievement of corporate objectives. The named Executive Officers participate in the bonus program. Awards under the bonus program during fiscal 2004 were based on the Company attaining certain levels of operating performance, net income and cash flow. In fiscal 2004, Mr. Braum received bonuses based on the overall performance of the Company in terms of net income and return on invested capital. In fiscal 2004, Messrs. Lopez, Sausa and Albrecht received bonuses based on the operating performance and return on invested capital of their individual business units and the consideration of personal objectives.

STOCK PLANS

The Company's shareholders approved the adoption of the Handleman Company 2001 Stock Option and Incentive Plan (the "Plan") that authorizes the granting of stock options, performance shares and restricted stock.

The Committee believes that stock ownership by key employees (including Executive Officers) and stock-based performance compensation arrangements foster an interest in the enhancement of shareholder value and thus align management's interests with that of the shareholders. In fiscal 2004, stock options, restricted stock and performance shares were awarded to key employees in amounts reflecting the participant's position and ability to influence the Company's overall performance.

The Committee's policy has been to utilize vesting periods to encourage key employees to continue in the employ of the Company, and to grant options to provide a long-term incentive. The exercise price of the options is based on the fair market value of the underlying shares on the date of the grant. Thus, such options have value only if the price of the underlying shares increases.

The Committee reviewed the long-term incentives available to key employees from the perspective of market competitiveness and value. The Committee also looked at how to more closely align the Company's long-term incentive awards with the creation of shareholder value. The Committee determined that the overall effectiveness and value of the Plan is strengthened by the addition of performance shares. Performance shares provide a strong link between pay and performance. The number of shares that key employees would receive from the fiscal 2004 performance share grant will be based on certain free cash flow targets being achieved by April 29, 2006.

STOCK OWNERSHIP PROGRAM

Handleman Company has adopted certain minimum ownership guidelines for key management and Directors. For the Chief Executive Officer, it is expected that he own shares having a value equal to three times base salary. For other executive officers the value of shares they are expected to own is two times base salary. The Company has also adopted minimum stock ownership guidelines for outside Directors. Each outside Director is expected to own Handleman Company stock equivalent to a market price equal to three times the annual cash and stock retainer. Outside Directors are expected to meet the share ownership guidelines five years after first being elected a Director.

The Chief Executive Officer and all outside Directors with five years of service have met their ownership requirement as of the Company's fiscal year ended May 1, 2004.

OTHER COMPENSATION

At various times in the past, the Company has adopted certain broad-based employee benefit plans in which key management employees have been permitted to participate and has adopted certain Executive Officer retirement, life and health insurance and automotive plans. Other than the Company's 401(k) Plan, which includes a Company Common Stock Fund which is intended to further align employees' and shareholders' long-term financial interests, benefits under these plans are not directly or indirectly tied to Company performance.

CHIEF EXECUTIVE OFFICER COMPENSATION

The annual base salary earned in fiscal 2004 by Stephen Strome, the Company's Chief Executive Officer, was $642,300. Compensation for the Chief Executive Officer is determined through a process similar to that discussed for other Executive Officers. Mr. Strome was paid a bonus of $300,000 in fiscal 2004 based on the overall performance of the Company in terms of net income and return on invested capital. In fiscal 2004, Mr. Strome was awarded a nonqualified stock option grant to purchase 27,200 shares of the Company's stock (see "Option Grants in Last Fiscal Year" on page 17 of this Proxy Statement) and a grant of 58,800 performance shares of the Company's common stock, which will be distributed if certain free cash flow targets are achieved by April 29, 2006. The purpose of these grants is to ensure attention to the Company's long-term strategies and objectives. The Committee believes Mr. Strome's compensation to be competitive with compensation practices of the companies included in the survey prepared by the outside consultant reporting directly to the Committee.

BY THE MEMBERS OF THE COMPENSATION COMMITTEE OF HANDLEMAN COMPANY

      James B. Nicholson, Chairman
      Elizabeth A. Chappell
      Eugene A. Miller
      Lloyd E. Reuss

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                                       12

                             AUDIT COMMITTEE REPORT

The Audit Committee of the Handleman Company Board of Directors is composed of four independent Directors. The Audit Committee is governed by the Audit Committee Charter adopted by the Board of Directors. A copy of the Audit Committee Charter is attached as Appendix A to this Proxy Statement.

As set forth in the Audit Committee Charter, the Committee is appointed by the Board of Directors to, among other duties and responsibilities, provide assistance to the Board of Directors in fulfilling its oversight responsibility relating to the Company's financial statements and the financial reporting processes; the systems of internal accounting and financial controls; the internal audit function; the annual independent audit of the Company's financial statements; the adequacy and effectiveness of the Company's financially-related legal, regulatory, and ethical compliance programs; and any other areas specified by the Board of Directors of potential significant financial risk to the Company. The Committee is also responsible for hiring, retaining and terminating the Company's independent auditors. The Committee reports its activities to the Board of Directors on a regular basis.

Management has responsibility for the Company's financial statements and financial reporting processes, including the systems of internal accounting and financial controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with standards of the Public Company Oversight Board and issuing a report thereon.

The Committee reviews the Company's financial statements and financial reporting processes on behalf of the Board of Directors. In fulfilling its responsibilities, the Committee has met and held discussions with management, the internal auditors, and the independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended May 1, 2004 with management and the independent auditors.

The Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with Audit Committees," as amended. In addition, the Committee has discussed with the independent auditors the auditors' independence from the Company and its management, including the letter regarding its independence provided to the Committee as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees."

The Committee also discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Committee also reviewed and discussed with the independent auditors the fees paid to the independent auditors.

The Company's Chief Executive Officer and Chief Financial Officer also reviewed with the Committee the certifications that each such officer will file with the Securities and Exchange Commission (SEC) pursuant to the requirements of Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and the rules and regulations issued by the SEC pursuant thereto. Management also reviewed with the Committee the policies and procedures it has adopted to ensure the accuracy of such certifications.

Based upon, and in reliance upon, the Committee's discussions with management and the independent auditors referred to above, the Committee's review of the representations of management, the report of the independent auditors, and the certifications of the Chief Executive Officer and Chief Financial Officer pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, the Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for fiscal year 2004 (fiscal year ended May 1, 2004) for filing with the SEC.

BY THE MEMBERS OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF HANDLEMAN COMPANY

      Eugene A. Miller, Chairman
      Sandra E. Peterson
      Dr. Irvin D. Reid
      Ralph J. Szygenda

                                PERFORMANCE GRAPH

The line graph below compares the cumulative total shareholder return on the Company's common stock with the cumulative total return of the Russell 2500 Index and the S&P 500 Index, for the past five-year period.

                              [PERFORMANCE GRAPH]

                1999    2000    2001    2002    2003    2004
                ----    ----    ----    ----    ----    ----
Handleman        100      85      80      87     120     160
Russel 2500      100     123     120     124     104     142
S&P 500          100     109      94      81      70      83

The graph assumes an investment of $100 in the Company's common stock, the Russell 2500 Index and the S&P 500 Index as of the last day of fiscal 1999. The graph shows the cumulative total return for the Company's last five fiscal years as compared to these indices.

The Company does not believe it feasible to provide a peer group comparison because any entities that could conceivably be deemed "peers" are either privately-held companies or subsidiaries or divisions of larger publicly-held companies. Therefore, the Company has selected the Russell 2500 Index on the basis of similar market capitalization.

                             EXECUTIVE COMPENSATION

The following table sets forth information for each of the fiscal years ended May 1, 2004, May 3, 2003 and April 27, 2002 concerning the compensation of the Company's Chief Executive Officer and each of the Company's other four most highly compensated Executive Officers as of May 1, 2004 (collectively, the "named Executive Officers") whose annual salary and bonus exceeded $100,000.

                                        ANNUAL COMPENSATION (a), (b)               LONG-TERM COMPENSATION AWARDS
                                 -----------------------------------------    --------------------------------------
                                                                                (c)       OPTIONS/SARs       (d)
                                                              OTHER ANNUAL   PERFORMANCE   UNDERLYING     ALL OTHER
                                FISCAL    SALARY     BONUS    COMPENSATION  SHARE GRANTS   SECURITIES    COMPENSATION
NAME AND PRINCIPAL POSITION      YEAR      ($)        ($)         ($)           (#)           (#)            ($)
---------------------------     ------   -------    ------    ------------  ------------  -------------  ------------
Stephen Strome                   2004    642,300    300,000         --       58,800          27,200         3,500
  Chairman of the Board and      2003    617,300    425,000         --       54,400          71,100         5,673
  Chief Executive Officer        2002    601,308    250,000         --       54,400          71,100         3,619

Gerardo I. Lopez                 2004    342,300    125,000         --       14,900           6,900         4,106
  Senior Vice President and      2003    318,846    150,000         --       10,000          15,000         6,143
  President of Handleman         2002    288,816    116,167     82,684(e)     9,400          12,300         1,231
  Entertainment Resources

Thomas C. Braum, Jr.             2004    230,800    125,000         --       14,900           6,900         3,785
  Senior Vice President and      2003    205,384    130,000         --        9,400          11,000         4,202
  Chief Financial Officer        2002    180,579     60,000         --        9,400          12,300         3,780

Robert J. Sausa                  2004    246,900     79,400         --        8,600           4,000         3,627
  Senior Vice President and      2003    236,923    108,027         --        4,700           7,500         5,573
  Chief Information Officer      2002    226,927     30,001         --        4,700           6,200         1,431

Mark J. Albrecht                 2004    191,900     65,400         --        8,600           4,000         2,469
  Senior Vice President,         2003    181,900     80,800         --        4,700           6,200         4,069
  Human Resources and            2002    171,500     31,000         --        4,700           6,200         3,816
  Organizational Development

(a) Salary deferred by the named Executive Officers pursuant to the Company's Salary Deferral Plan(the "401(k) Plan") follows:

                             2004          2003          2002
                            ------       -------        ------
Stephen Strome              $7,000       $11,346        $7,570
Gerardo I. Lopez             8,212        12,287         2,463
Thomas C. Braum, Jr.         7,569         8,404         7,738
Robert J. Sausa              7,253        11,146         3,115
Mark J. Albrecht             4,938         8,138         7,725

(b) Other annual compensation did not exceed the lesser of $50,000 or 10% of individual cash compensation for any named Executive Officer other than Mr. Lopez.

(c) Represents grants of performance shares of Handleman Company common stock, which would be distributed if certain free cash flow targets are achieved by May 1, 2004, April 30, 2005 and April 29, 2006, respectively, for the fiscal 2002, fiscal 2003 and fiscal 2004 performance grants, respectively.

(d) Represents amounts contributed to the named Executive Officers' 401(k) Plan accounts for the Company matching of employee contributions.

(e) Includes net payments to or on behalf of Mr. Lopez of $600 for certain life insurance, $8,750 for automobile benefits, $7,797 for financial consulting and $65,537 for housing costs.

                       OPTION GRANTS IN LAST FISCAL YEAR

The following table provides details regarding stock options granted to the named Executive Officers in the last fiscal year.

                                                                                                        (d)
                                        (a)                                            POTENTIAL REALIZABLE VALUE AT ASSUMED
                                     % OF TOTAL                                                   ANNUAL RATES OF
                        NUMBER      OPTIONS GRANTED        (b)              (c)        STOCK PRICE APPRECIATION FOR OPTION TERM
                      OF OPTIONS    TO EMPLOYEES IN   EXERCISE PRICE     EXPIRATION    ----------------------------------------
NAME                    GRANTED       FISCAL YEAR       PER SHARE           DATE               5%                 10%
----                  ----------    ---------------   --------------     ----------            --                 ---
Stephen Strome          27,200           11.0%            $16.925       June 9, 2013        $289,518            $733,695

Gerardo I. Lopez         6,900            2.8              16.925       June 9, 2013          73,444             186,121

Thomas C. Braum, Jr.     6,900            2.8              16.925       June 9, 2013          73,444             186,121

Robert J. Sausa          4,000            1.6              16.925       June 9, 2013          42,576             107,896

Mark J. Albrecht         4,000            1.6              16.925       June 9, 2013          42,576             107,896

(a) The total number of shares subject to options granted to employees in fiscal 2004 was 246,500.

(b) The exercise price (which corresponded to the fair market value of the Company's common stock on the date of grant) may be paid in cash, or, with the consent of the Compensation Committee in such other manner as the Committee determines is appropriate in its sole discretion.

(c) The options become exercisable up to 33 1/3% on or after June 10, 2004 and prior to June 9, 2005; up to 66 2/3% on or after June 10, 2005 and prior to June 9, 2006; up to 100% on or after June 10, 2006.

(d) Potential Realizable Value assumes that the Company's common stock appreciates in value from the date of grant until the end of the 10-year option term at the annual rate specified (5% and 10%). "Potential Realizable Value" is net of the option exercise price. The exercise price of options granted in fiscal 2004 is based on the fair market value of the stock on the date of grant. The assumed rates of appreciation are specified in rules of the Securities and Exchange Commission, and do not represent the Company's estimate or projection of future stock price. Actual gains, if any, resulting from stock option exercises are dependent on the future performance of the Company's common stock and overall stock market conditions, as well as the optionee's continued employment through the exercise/vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

The following table sets forth information concerning stock option exercises by the named Executive Officers during the fiscal year ended May 1, 2004, as well as the value of unexercised options held by such persons on May 1, 2004. This table also includes the number of shares covered by both exercisable and non-exercisable stock options as of the last day of the fiscal year.

                                                                                                    (b)
                                                                                            VALUE OF UNEXERCISED
                                                              NUMBER OF UNEXERCISED         IN-THE-MONEY OPTIONS
                           SHARES                        OPTIONS AT FISCAL YEAR-END (#)    AT FISCAL YEAR END ($)
                        ACQUIRED ON           (a)               EXERCISABLE (E)/              EXERCISABLE (E)/
NAME                    EXERCISE (#)    VALUE REALIZED          UNEXERCISABLE (U)             UNEXERCISABLE (U)
----                    ------------    --------------   ------------------------------    ----------------------
Stephen Strome           110,362 (c)      $1,181,118             163,859 (E)                 $1,401,930 (E)
                                                                  41,844 (U)                    354,579 (U)

Gerardo I. Lopez          33,200 (c)         154,483              11,400 (E) (d)                 93,987 (E) (d)
                                                                   9,600 (U)                     79,116 (U)

Thomas C. Braum, Jr.      14,534 (c)          63,409              10,066 (E) (d)                 79,737 (E) (d)
                                                                   8,277 (U)                     64,980 (U)

Robert J. Sausa           22,634             202,516               5,886 (E)                     48,051 (E)
                                                                   5,180 (U)                     41,680 (U)

Mark J. AIbrecht           9,866 (c)          63,954               5,466 (E) (d)                 43,493 (E) (d)
                                                                   4,735 (U)                     36,392 (U)

(a) Values are calculated by subtracting the aggregate exercise price from the fair market value of the stock as of exercise date.

(b) Assumes, for all unexercised in-the-money options, the difference between the exercise price and the market price of the Company's common stock as of May 1, 2004 ($22.51 per share).

(c) 81,123; 27,602; 12,492 and 3,387 shares, of the exercised options were turned into the Company by Messrs. Strome, Lopez, Braum and Albrecht, respectively, in payment of the exercise price and tax liability incident to the exercise of the options.

(d) The number of unexercised options shown above as exercisable by Messrs. Lopez, Braum and Albrecht includes 11,400; 10,066 and 5,466 shares, respectively, which were exercised by Messrs. Lopez, Braum and Albrecht after fiscal year end. The value of unexercised, in-the- money options shown above as exercisable by Messrs. Lopez, Braum and Albrecht includes $93,987; $79,737 and $43,493, respectively, with respect to the options that were exercised after fiscal year end.

                               PENSION PLAN TABLE

The Company has a pension plan (the "plan") covering all employees of the Company who have reached the age of 21 and completed one year of service, except for employees covered by a collective bargaining agreement which does not provide for plan coverage. The plan provides pension benefits, death benefits and disability benefits for covered employees. For the fiscal year ended May 1, 2004, employees with five or more years of service were entitled to monthly pension benefits beginning at normal retirement age (65). The computation of benefits under the plan is based upon a formula which takes into consideration retirement age, years of service up to 30 years, average annual compensation during the highest five consecutive year period within the 10 years preceding retirement, and the average of the taxable wage base for Social Security purposes over the employee's career. The plan permits early retirement at ages 55-64 for employees with 10 or more years of service. A death benefit equal to a portion of the employee's accrued benefit is paid to the employee's spouse if the employee dies after becoming vested under the plan. An employee with 10 or more years of service whose employment by the Company terminates prior to his or her normal retirement date due to his or her permanent and total disability is entitled to receive a disability retirement benefit.

The compensation covered by the plan includes all earnings from the Company as reported on the employee's W-2 form, for base pay plus overtime and bonus payments only, plus salary deferrals under the Company's 401 (k) Plan, up to a maximum of $205,000 for calendar year 2004.

The following table illustrates current annual benefits payable under the plan upon retirement at age 65 to persons in certain compensation and years of service classifications. The benefits are computed on the basis of a straight life annuity and are not subject to deductions for social security or other offset amounts.

FINAL AVERAGE      10 YEARS       20 YEARS      30 YEARS
COMPENSATION      OF SERVICE     OF SERVICE    OF SERVICE
-------------     ----------     ----------    ----------
   $200,000*        $24,992       $49,983       $74,975

*Compensation which may be considered for any purpose under a qualified pension plan is limited for calendar year 2004 to $205,000.

The Internal Revenue Code limits the benefits which can be paid from any funded pension plan that qualifies for federal tax exemption. The amount for calendar year 2004 is $165,000.

As of May 1, 2004, the credited years of service under the plan for the named Executive Officers were as follows: 26 for Stephen Strome; four for Gerardo I. Lopez; 19 for Thomas C. Braum, Jr.; four for Robert J. Sausa and five for Mark
J. Albrecht.

                  SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN TABLE

The Company sponsors a Supplemental Executive Retirement Plan (the "SERP") covering a select group of management employees of the Company. The SERP provides supplemental retirement income, and death and disability benefits. Covered employees with five or more years of service are entitled to monthly retirement income beginning at normal retirement age (65). The SERP permits early retirement at ages 55-64 for employees with 10 or more years of service. The computation of benefits under the SERP is based upon a formula which takes into consideration retirement age, years of service up to a maximum of 30 years, and average annual compensation during the highest five consecutive years within the 10 years preceding retirement. A death benefit equal to a portion of the employee's accrued benefit is paid to the employee's spouse if the employee dies after becoming vested under the SERP. An employee with 10 or more years of service whose employment by the Company terminates prior to his or her normal retirement date due to his or her total and permanent disability is entitled to receive a disability retirement benefit.

The compensation covered by the SERP includes all earnings from the Company as reported on the employee's W-2 form, for base pay, overtime, and bonus payments, plus salary deferrals. No maximum applies to compensation covered under the SERP.

The benefit amount calculated under the formula is computed on the basis of a straight life annuity and is subject to an offset by benefits provided under the pension plan.

The following table illustrates current annual benefits payable under the SERP upon normal retirement at age 65 to persons in certain compensation and years of service classifications. These benefits are in addition to benefits payable under the Company pension plan.

FINAL AVERAGE     10 YEARS       20 YEARS       30 YEARS
COMPENSATION     OF SERVICE     OF SERVICE     OF SERVICE
-------------    ----------     ----------     ----------
  $200,000         $10,008        $20,017       $30,025
   400,000          45,008         90,017       135,025
   600,000          80,008        160,017       240,025
   800,000         115,008        230,017       345,025
 1,000,000         150,008        300,017       450,025

As of May 1, 2004 the credited years of service under the SERP for the named Executive Officers were as follows: 26 for Stephen Strome; four for Gerardo I. Lopez; 19 for Thomas C. Braum, Jr.; four for Robert J. Sausa and five for Mark
J. Albrecht.

                          CHANGE IN CONTROL AGREEMENTS

The Company has entered into Change in Control Agreements (the "Agreements") with Stephen Strome, Gerardo I. Lopez and Thomas C. Braum, Jr. in the event their employment is terminated as a result of, or in the connection with, a change in control (as defined in the Agreements). The Agreements expire December 31, 2004 and are automatically renewed to December 31 of each subsequent year unless and until the Company or the named Executive Officer sends a written notice of termination to the other party by September 1.

In event of termination of employment or other specified changes in the employment relationship within 24 months following a change in control, the Agreements generally provide for payments of accrued salary and bonus not paid plus a severance payment equal to the sum of base salary and the average of the annual bonus accrued during the three fiscal years prior to the termination date times 2.99. The

Agreements also entitle Messrs. Strome, Lopez and Braum to continue participation in the Company's life and health insurance benefits for 36 months following the termination date.

In addition, all restrictions on any outstanding incentive awards (including restricted stock and rights to performance shares) granted to Messrs. Strome, Lopez and Braum under any incentive plan or arrangement shall lapse and such incentive award shall become 100% vested and all stock options and stock appreciation rights granted to Messrs. Strome, Lopez and Braum under any incentive plan or arrangement will become 100% vested and immediately exercisable.

Based on current salaries and prior bonuses, if Messrs. Strome, Lopez or Braum had terminated their employment as of May 1, 2004 under circumstances entitling them to severance pay as described above, they would have been entitled to receive lump sum cash payments of $2,915,300; $1,436,400 and $1,031,600, respectively.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below reflects the number of shares beneficially owned by (a) each Director of the Company; (b) each Executive Officer of the Company named in the Summary Compensation Table; (c) all Directors and Executive Officers as a group; and (d) each person or group owning more than 5 percent of the outstanding shares of Handleman Company common stock. Unless otherwise noted, the information is stated as of July 12, 2004, and the beneficial owners exercise sole voting and/or investment power over their shares.

NAME OF BENEFICIAL OWNER                                         SHARES OWNED     PERCENT OF CLASS
------------------------                                         ------------     ----------------
Elizabeth A. Chappell........................................       18,549 (b)            *
James B. Nicholson...........................................       18,714 (b)            *
Eugene A. Miller.............................................        4,952 (b)            *
Sandra E. Peterson...........................................        8,609 (b)            *
Dr. Irvin D. Reid............................................        5,785 (b)            *
Lloyd E. Reuss...............................................       17,481 (b)            *
Stephen Strome...............................................      362,861 (a)          1.5%
Ralph J. Szygenda............................................        2,305 (b)            *
Gerald I. Lopez..............................................       18,488 (a)            *
Thomas C. Braum, Jr..........................................       21,845 (a)            *
Robert J. Sausa..............................................        9,841 (a)            *
Mark J. Albrecht.............................................        7,299 (a)            *
All Directors and Executive Officers as a Group (13 persons).      502,366 (c)          2.1%
Barclays Global Investors....................................    1,945,315 (d)          8.3%
Elm Ridge Capital Management, LLC............................    1,852,000 (d)          7.9%
LSV Asset Management.........................................    1,328,777 (d)          5.7%
Jana Partners LLC............................................    1,259,700 (d)          5.4%
Dimensional Fund Advisors....................................    1,229,811 (d)          5.3%

(a) The number of shares shown above as beneficially owned by Messrs. Strome and Sausa includes 163,859 and 5,886 shares, respectively, which they have the right to acquire within 60 days of July 12, 2004 pursuant to the Company's stock option plans (assuming, in certain instances, that the stock price reaches certain levels) and 2,107; 899; 1,815; 1,468 and 1,813 shares, which have been credited to each of Messrs. Strome, Lopez, Braum, Sausa and Albrecht, respectively, under the Company's 401 (k) Plan.

(b) The number of shares shown above as beneficially owned by Ms. Chappell, Mr. Nicholson, Mr. Miller, Ms. Peterson, Dr. Reid, Mr. Reuss and Mr. Szygenda includes 9,000; 7,500; 2,500; 5,000; 2,500; 7,167 and 833 shares, respectively, which they have the right to acquire within 60 days of July 12, 2004 pursuant to the Company's stock option plans (assuming, in certain instances that the stock price reaches certain levels).

(c) All Directors and Executive Officers as a group (13 persons) beneficially owned 502,366 shares (2.1%) of the Company's outstanding common stock as of July 12, 2004, including 206,512 shares which they have the right to acquire within 60 days of that date pursuant to the Company's stock option plans and 9,433 shares which have been credited to them under the 401 (k) Plan.

(d) Based on information filed with the Securities and Exchange Commission, a) Barclays Global Investors, 45 Fremont Street, 17th Floor, San Francisco, California 94105, owns 1,945,315 shares (8.3%) of the Company's outstanding common stock; b) Elm Ridge Capital Management, LLC, 747 3rd Avenue, 33rd Floor, New York, New York 10017, owns 1,852,000 shares (7.9%) of the Company's outstanding common stock; c) LSV Asset Management, 1 North Wacker Drive, Suite 4000, Chicago, Illinois 60606, owns 1,328,777 shares (5.7%) of the Company's outstanding common stock; c) Jana Partners LLC, 201 Post Street, Suite 1000, San Francisco, California 94108, owns 1,259,700 shares (5.4%) of the Company's outstanding common stock; and e) Dimensional Fund Advisors, 1299 Ocean Avenue, Santa Monica, California 90401, owns 1,229,811 shares (5.3%) of the Company's outstanding common stock. Management does not know of any other person who, as of July 12, 2004, beneficially owned more than 5% of the Company's common stock.

* Less than 1 % of the Company's outstanding shares of common stock.

         II. PROPOSAL TO APPROVE THE HANDLEMAN COMPANY 2004 STOCK PLAN

The Board of Directors proposes that the shareholders approve the Company's 2004 Stock Plan (the "Plan"). Under the Plan, stock options (both Nonqualified and Incentive Options, as defined in the Plan), stock appreciation rights, restricted stock, and rights to obtain performance shares or performance units (cash awards measured by reference to the Company's stock price) may be granted to key employees and non-employee Directors (the "Participants") of the Company or of any corporation in which the Company owns stock possessing more than 25% of the combined voting power of all classes of stock (a "Subsidiary"). The stock options, stock appreciation rights, restricted stock, and rights to obtain performance shares and performance units to be granted or awarded under the Plan relate to shares of the Company's common stock.

The Board of Directors adopted the Plan on July 16, 2004 subject to approval by the Company's shareholders. The Board of Directors believes that it is in the best interests of the Company and its shareholders to be able to offer stock options, stock appreciation rights, restricted stock and rights to obtain performance shares and performance units to key employees (including officers who are also key employees) and outside Directors in accordance with the terms of the Plan in order to strengthen the mutuality of interests of key employees and outside Directors with the interests of the shareholders of the Company and to help the Company and its Subsidiaries attract and retain key employees and outside Directors. Approval of the Plan, however, could have an "anti-takeover" effect, particularly with regard to the award of restricted stock and performance shares, which generally will require no payment from the employee.

The Plan contains a number of provisions that the Board believes are consistent with the interests of shareholders and sound corporate governance practices. These include:

      NO STOCK OPTION REPRICINGS. The Plan prohibits the repricing of stock options without the approval of shareholders. This provision applies to both direct repricings - lowering the exercise price of a stock option - and indirect repricings - canceling an outstanding stock option and granting a replacement stock option with a lower exercise price.

      NO ANNUAL "EVERGREEN" PROVISION. The Plan does not contain an automatic provision that replenishes the number of shares reserved under the Plan based on the number or percentage of outstanding shares. Rather, a fixed number of shares are allocated for issuance under the Plan, requiring shareholder approval of any additional allocation of shares under the Plan.

      NO DISCOUNT STOCK OPTIONS. The Plan prohibits the grant of a stock option with an exercise price of less than the fair market value of the Company's shares on the date the stock option is granted.

      INDEPENDENT COMMITTEE. The Plan will be administered by the Compensation Committee, which consists of "outside directors" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and meets the New York Stock Exchange standard for directors' independence.

The Company's 2001 Stock Option and Incentive Plan, under which 200,611 shares remained available for award as of July 12, 2004, would continue in effect in accordance with its terms upon approval of the Plan by the Company's shareholders.

In order to obtain shareholder approval of the Plan, a majority of the votes cast by shareholders present, in person or by proxy, at the Annual Meeting of Shareholders must be cast in favor of the Plan.

A FULL COPY OF THE PLAN IS ATTACHED AS APPENDIX F TO THIS PROXY STATEMENT. THE MAJOR FEATURES OF THE PLAN ARE SUMMARIZED BELOW, BUT THIS IS ONLY A SUMMARY AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ACTUAL TEXT OF THE PLAN. CAPITALIZED TERMS NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS GIVEN THEM IN THE PLAN.

ADMINISTRATION

The Plan will be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee will be comprised of Directors who meet the "non-employee director" standards of Rule 16b-3 under the Securities Act of 1934, as amended, or any similar successor rule, the "independent director" standards of the New York Stock Exchange and the "outside director" standards under Section 162(m)of the Internal Revenue Code. Subject to the provisions of the Plan, the Committee will determine, from those eligible to be Participants under the Plan, the persons to be granted stock options, stock appreciation rights, restricted stock, and rights to obtain performance shares and performance units, the amount of stock or rights to be optioned or granted to each such person, and the terms and conditions of any stock options, stock appreciation rights, restricted stock and rights to obtain performance shares and performance units. In addition, the Committee is authorized to interpret the Plan, to make, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for its administration, all subject to the provisions of the Plan.

PLAN PARTICIPANTS

The selection of persons who are eligible to participate in the Plan and grants and awards to those individuals are determined by the Committee, in its sole discretion. The only established criterion to determine eligibility under the Plan is that individuals must be outside Directors or key employees (including officers who are also key employees) of the Company or any Subsidiary. Each grant or award under the Plan is to be evidenced by a written agreement which will contain such provisions as may be approved by the Committee.

SHARES SUBJECT TO GRANT OR AWARD

In general, the Plan limits the maximum number of shares of stock which may be issued pursuant to restricted stock awards, stock options and performance shares to 750,000 (of which no more than 500,000 shares may be issued pursuant to Incentive Options). In addition, the maximum number of stock options, stock appreciation rights, restricted stock or rights to obtain performance shares or performance units that can be granted to any Participant during any calendar year cannot exceed 200,000 shares and the maximum number of shares that can be granted to any outside Director Participant during a calendar year cannot exceed 10,000 shares.

The number of shares subject to each outstanding stock option, restricted stock award or performance share right, the option price with respect to outstanding stock options, the aggregate number of shares remaining available at any time under the Plan, and the maximum number of shares as to which grants or awards may be made to an individual Participant during any calendar year will be subject to adjustment by the Committee to reflect events such as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Company.

For purposes of computing the total number of shares of stock available for grants of stock options, restricted stock or performance share awards under the Plan any shares of stock that were previously subject to grants or awards will again be available for grants or awards if they are forfeited, terminated, expire unexercised, are settled in cash or are exchanged for other grants or awards.

AMENDMENT OR TERMINATION OF THE PLAN

The Board of Directors may, without shareholder approval, terminate or amend the Plan or any award or agreement pursuant to the Plan at any time, provided the Board may not, without shareholder approval, amend the Plan so as to increase the maximum number of shares in the aggregate which are subject to the Plan or with respect to which grants or awards may be made to individual Participants, modify the requirements as to eligibility for participation under the Plan or materially increase the benefits accruing to the Participants under the Plan, and the Board may not, without consent of the holder of a stock option, stock appreciation right, restricted stock award or performance share or performance unit right, alter or amend any stock option, stock appreciation right, restricted stock, or right to performance shares or units previously granted or awarded under the Plan (except as specifically provided in the Plan).

Unless sooner terminated by the Board of Directors, the Plan will terminate on July 15, 2014, which is 10 years after its adoption by the Board of Directors. The termination of the Plan will not affect the validity of any stock option, stock appreciation right, restricted stock award or performance share or performance unit right outstanding on the date of termination.

STOCK OPTIONS

GRANT AND EXERCISE OF STOCK OPTIONS

Both Incentive Options and Nonqualified Options may be granted under the Plan. An Incentive Option is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code. Any Incentive Option granted under the Plan will have an exercise price of not less than 100% of the fair market value of the shares on the date on which such option is granted. With respect to an Incentive Option granted to a Participant who owns more than 10% of the total combined voting stock of the Company or of any parent or Subsidiary of the Company, the exercise price for such option must be at least 110% of the fair market value of the shares subject to the option on the date the option is granted. A Nonqualified Option granted under the Plan (i.e., an option to purchase the Common Stock that does not meet the Code's requirements for Incentive Options) must have an exercise price of not less than 100% of the fair market value of the shares subject to the option on the date on which the option is granted.

The Committee is to specify in its grants of stock options the time or times at which such options will be exercisable. At the time of exercise of any option granted pursuant to the Plan, the Participant must pay the full option price of all shares purchased in cash or, with the consent of the Committee, (i) in common stock of the Company, (ii) by the Company retaining from the shares to be delivered upon exercise of the stock option that number of shares having a fair market value equal to the option price of the number of shares with respect to which the Participant exercises the option, (iii) by a broker delivering to the Company full payment for the shares with respect to which the option is exercised from the proceeds of the broker's sale of, or loan against, some or all of the shares, (iv) in the event the Company has in effect a stock repurchase program, by the Company paying to the Participant in cash the difference between the exercise price and the fair market value of the number of shares with respect to which the Participant exercises the option, less the appropriate amount of withholding taxes, or (v) in such other manner as the Committee determines is appropriate, in its sole discretion. The fair market value of stock with respect to which Incentive Options are exercisable for the first time in any one year by a Participant under the Plan cannot exceed $ 100,000.

No stock option may be exercised prior to six months (12 months for an outside Director) from the date of grant unless the Participant retires, dies or becomes disabled prior thereto.

TERM OF STOCK OPTIONS

No stock option granted under the Plan may remain outstanding for more than 10 years from the date of grant. With respect to an Incentive Option granted to a Participant who, at the time of the grant, owns more than 10% of the total combined voting stock of all classes of stock of the Company or of any parent or Subsidiary, such option will, however, expire not more than five years after the date of the grant.

CONTINUATION OF EMPLOYMENT

Unless the Committee in its discretion determines otherwise, stock options granted under the Plan may be exercised only while a Participant is an employee of the Company or a Subsidiary (or an outside Director). If the Participant's employment is terminated, the Committee may, in its discretion and on certain terms and conditions specified in the Plan, extend the period of time in which the stock options may be exercised. Nevertheless, no stock option is to be exercisable after its expiration date and a stock option may only be exercised after termination of the Participant's employment to the extent that it would have been exercisable on the date of termination of the Participant's employment, provided, however, that if the termination of employment (or of an outside Director's service as a Director) is due to death or disability, all stock options granted to such Participant thereupon become exercisable in full, and provided further, that if the termination of a Participant's employment (or of an outside Director's service as a Director) is due to the Participant's retirement at a retirement age permitted under the Company's retirement plan, the Participant's stock options will become exercisable following the termination of employment or service as a Director in accordance with the provisions established at the time of grant in the relevant stock option agreement or agreements.

The Plan provides that, as a condition to granting a stock option under the Plan, the Committee may require that the prospective Participant agree in writing to remain in the employ of the Company or a Subsidiary for a designated minimum period from the date of the granting of such stock option and may further require that any Participant agree in writing to comply with any confidentiality, non-solicitation, non-competition and non-disparagement provisions. Nothing in the Plan or any grant or award confers any right to continued employment.

NON-TRANSFERABILITY OF STOCK OPTIONS

No stock option granted under the Plan is permitted to be transferred by a Participant other than by will or by the laws of descent and distribution, and such stock option may be exercisable, during the lifetime of the Participant, only by the Participant. The Committee may, however in its sole discretion and subject to such terms and conditions as it may prescribe, permit a Participant to transfer a Nonqualified Option.

REPRICING OF STOCK OPTIONS

No decrease in the option price (through amendment, cancellation or replacement grants, or any other means) of any stock option previously granted to a Participant where such decrease would be deemed to be a repricing thereof in accordance with Item 402(i) of Regulation S-K, or any similar or successor provision, promulgated by the Securities and Exchange Commission, shall be valid or effective unless such repricing shall be approved by a majority of the shareholders of the Company who vote on such repricing within 12 months of the date of such repricing.

STOCK APPRECIATION RIGHTS

Stock appreciation rights entitle a Participant to receive upon exercise an amount equal to the number of shares of Common Stock subject to the award multiplied by the excess of the fair market value of a share of Common Stock at the time of exercise over the grant price of such a share of Common Stock. Stock appreciation rights granted to Participants may relate to a specific stock option granted under the Plan (a tandem stock appreciation right), but may also be granted without relation to a stock option (a free-standing stock appreciation right).

A free-standing stock appreciation right may be granted by the Committee at any time and will become exercisable as determined by the Committee. The initial value per share of Common Stock of a free-standing stock appreciation right will be determined at the time of grant by the Compensation Committee, but will not be less than the fair market value of a share of Common Stock on the grant date.

A tandem stock appreciation right related to a Nonqualified Option may be granted at the same time such option is granted or at any time prior to the exercise, termination or expiration of the option. A tandem stock appreciation right related to an Incentive Option must be granted at the same time the related Incentive Option is granted. A tandem stock appreciation right will be exercisable only when the related stock option is exercisable, will be forfeited when the related stock option is forfeited and may expire no later than the expiration of the related stock option.

RESTRICTED STOCK

Subject to the terms of the Plan, the Committee may award shares of restricted stock to Participants. Generally, a restricted stock award will not require the payment of any share price by the Participant, but will call for the transfer of shares to the Participant subject to forfeiture, without payment of any consideration by the Company, if the Participant's employment terminates during a "restricted" period (which must be at least six months) specified in the award of the restricted stock. If the Participant's employment terminates as a result of his or her death or permanent disability or retirement at a permitted retirement age, the restrictions shall lapse. Although the Participant is not permitted to sell, transfer, pledge, hypothecate or otherwise encumber shares acquired upon the grant of restricted stock during the restricted period, the Participant has the right to vote and receive any dividends payable with respect to such shares. No action by the Committee confers upon any Participant any right to continuation of employment with the Company or a Subsidiary. The Committee may also prescribe other terms and conditions in connection with the award of restricted stock.

PERFORMANCE SHARES AND PERFORMANCE UNITS

Subject to the terms of the Plan, the Committee may grant to a Participant the right to obtain performance shares or performance units, or a combination thereof. The Participant's right to obtain performance shares or performance units is subject to the attainment of one or more performance goals over a performance period prescribed by the Committee. The performance goal applicable to an award to a Participant of the right to obtain performance shares or performance units would be based upon free cash flow and/or cash flow return on investment of the Company, a Subsidiary or a division or unit thereof. The performance goal may also be based upon stock price, market share, sales, revenues, earnings per share, return on equity, total shareholder return, costs, net income and/or margins of the Company, a Subsidiary or a division or unit thereof. The specific targets and other details of the performance goal are to be established by the Committee in its discretion.

The performance goal applicable to an award to a Participant of the right to obtain performance shares or performance units shall be established by the Committee in writing at any time during the period beginning on the date of the award and ending on the earlier of (i) ninety (90) days after the commencement of the performance period applicable to the award, or (ii) expiration of the first 25% of the performance period; provided, however, that there must be substantial uncertainty whether a performance goal will be attained at the time it is established by the Committee.

Unless otherwise determined by the Committee in the case of a Participant who dies or becomes permanently disabled, performance shares and performance units shall be issued to a Participant only after (i) expiration of the performance period and attainment of the performance goal applicable to the award, and (ii) issuance of a written certification by the Committee (including approved minutes of the meeting of the Committee at which the certification is made) that the performance goal and any other material terms of the award have been attained or satisfied.

No Participant shall have any of the rights of a shareholder of the Company in respect of the shares covered by a performance share award until the actual issuance of the shares to said Participant and, prior to such issuance, no adjustments shall be made for dividends, distributions or other rights in respect of such shares, except as provided in the Plan.

In its discretion and subject to such terms and conditions as it may impose, the Committee may permit a Participant to elect to defer receipt of performance shares or of the cash attributable to a performance unit to a time later than the time the shares or cash otherwise would be issued or paid to the Participant.

In the discretion of the Committee, in lieu of settling a performance share award by issuance of shares of common stock of the Company to a Participant, all or a portion of the award may be settled by payment of cash to the Participant in an amount equal to the then fair market value of the otherwise issuable shares; provided, however, that the amount of cash paid to any Participant during any calendar year in settlement of a performance share award shall not exceed $ 1,000,000.

In its discretion, the Committee may subject a performance share or performance unit award to a Participant to any other terms or conditions not inconsistent with the foregoing, including, without limitation, a requirement that the Participant remain an employee of the Company or a Subsidiary (including at or above a specified salary grade) for the entire performance period applicable to the award.

CHANGE IN CONTROL

Notwithstanding any other provision of the Plan or any provision of a grant or award agreement, in the event the Committee determines that there has been or will be a change in control of the Company or of any Subsidiary, the Committee may provide for any treatment of outstanding stock options, stock appreciation rights, restricted stock, performance share or performance unit grants or awards which it determines, in its discretion, to be appropriate. Such treatment may include, without limitation, acceleration of vesting of stock options or stock appreciation rights, release of restrictions applicable to restricted stock, or deeming performance share or performance unit awards to have been earned. In determining whether there has been or will be a change in control of the Corporation or of any Subsidiary, the Committee may utilize a definition it deems appropriate of a change in control contained in any existing agreement between the Corporation or a Subsidiary and one of its senior executives.

FEDERAL INCOME TAX CONSEQUENCES

The rules governing the tax treatment of stock options, stock appreciation rights, restricted stock and performance shares and performance units are quite technical. Therefore, the description of federal income tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the tax consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

INCENTIVE OPTIONS

If the Participant makes no disposition of the shares acquired pursuant to exercise of an Incentive Option within one year after the transfer of shares to such Participant and within two years from the grant of the option, such Participant will realize no taxable income as a result of the grant or exercise of such option, and any gain or loss that is subsequently realized may be treated as long-term capital gain or loss, as the case may be. Under these circumstances, the Company will not be entitled to a deduction for federal income tax purposes with respect to either the issuance of such Incentive Options or the transfer of shares upon their exercise.

If shares acquired upon exercise of Incentive Options are disposed of prior to the expiration of the above time periods, the Participant will recognize ordinary income in the year in which the disqualifying disposition occurs, the amount of which will generally be the lesser of (i) the excess of the market value of the shares on the date of exercise over the option price, or (ii) the gain recognized on such disposition. Such amount will ordinarily be deductible by the Company for federal income tax purposes in the same year, provided that the amount constitutes reasonable compensation and that the Company satisfies any applicable federal income tax withholding requirements. In addition, the excess, if any, of the amount realized on a disqualifying disposition over the market value of the shares on the date of exercise will be treated as capital gain.

NONQUALIFIED OPTIONS

A Participant who acquires shares by exercise of a Nonqualified Option generally realizes as taxable ordinary income, at the time of exercise, the difference between the exercise price and the fair market value of the shares on the date of exercise. Such amount will ordinarily be deductible by the Company in the same year, provided that the amount constitutes reasonable compensation and that the Company satisfied certain federal income tax withholding requirements. Subsequent appreciation or decline in the value of the shares on the sale or other disposition of the shares will generally be treated as a capital gain or loss.

RESTRICTED STOCK

A Participant granted shares of restricted stock under the Plan is not required to include the value of such shares in ordinary income until the first time such Participant's right in the shares are transferable or are not subject to substantial risk of forfeiture, whichever occurs earlier, unless such Participant timely files an election under Section 83(b) of the Code to be taxed on the receipt of the shares. In either case, the amount of such income will be equal to the excess of the fair market value of the stock at the time the income is recognized over the amount (if any) paid for the stock. The Company will ordinarily be entitled to a deduction, in the amount of the ordinary income recognized by the Participant, for the Company's taxable year in which the Participant recognizes such income, provided that the amount constitutes reasonable compensation and that the Company satisfies certain federal income tax withholding requirements; provided, however, that no deduction will be available to the Company to the extent the amount, together with other compensation payable to the Participant during such taxable year, exceeds $1,000,000.

PERFORMANCE SHARES

A Participant generally will recognize ordinary income upon receipt of shares of Common Stock of the Company representing the performance shares (or cash received in lieu of the shares of Common Stock) in an amount equal to the fair market value of the earned performance shares at such time. Such amount will ordinarily be deductible by the Company in the same year, provided that the amount constitutes reasonable compensation, that the amount constitutes qualified performance-based compensation under Section 162(m) of the Code, and that the Company satisfies certain federal income tax withholding requirements.

OTHER AWARDS

In the case of stock appreciation rights and performance units, the Participant will generally recognize ordinary income in an amount equal to any cash received on the date of payment. The Company will generally be entitled to a corresponding tax deduction.

WITHHOLDING PAYMENTS

If, upon exercise of a Nonqualified Option, or upon the award of restricted stock or the expiration of restrictions applicable to restricted stock, or upon a disqualifying disposition of shares acquired upon exercise of an Incentive Option, or upon the receipt of common stock or cash representing performance shares, stock appreciation rights or performance units, the Company or any Subsidiary must pay amounts for income tax withholding, then in the Committee's sole discretion, either the Company will appropriately reduce the amount of stock or cash to be delivered or paid to the Participant or the Participant must pay such amount to the Company to reimburse the Company for such payment. The Committee may permit a Participant to satisfy such withholding obligations by electing to reduce the number of shares of the common stock delivered or deliverable to the Participant upon exercise of a stock option, award of restricted stock or receipt of Common Stock representing the performance shares, or by electing to tender an appropriate number of shares of the common stock back to the Company subsequent to exercise of a stock option, award of restricted stock or such performance shares (with such restrictions as the Committee may adopt). The Committee may also, in its discretion and subject to such terms and conditions as it may impose, permit Participants to satisfy withholding tax obligations by other means.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED 2004 STOCK PLAN, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

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                                       30

                               III. OTHER MATTERS

RELATIONSHIP WITH INDEPENDENT AUDITOR

PricewaterhouseCoopers LLP is the independent auditor for the Company and has reported on the Company's consolidated financial statements for the fiscal years ended May 1, 2004 and May 3, 2003. For fiscal years 2004 and 2003, the Company's independent auditor was appointed by the Board of Directors after receiving recommendations from the Audit Committee. PricewaterhouseCoopers LLP has been reappointed by the Audit Committee for fiscal year 2005.

INDEPENDENT AUDITOR FEES

The following table presents fees for professional audit services performed by PricewaterhouseCoopers LLP for the audit of the Company's annual consolidated financial statements for fiscal years 2004 and 2003, and for the review of the Company's interim consolidated financial statements for each quarter in fiscal years 2004 and 2003, and for tax and all other services performed in fiscal years 2004 and 2003:

                                                 FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                                    MAY 1, 2004           MAY 3, 2003 (1)
                                                 -----------------       -----------------
Audit Fees (2)...............................         $319,100               $248,700
Audit-Related Fees (3).......................          265,100                326,600
Tax Fees (4).................................          101,900                126,300
All Other Fees (5)...........................            2,100                 92,300
                                                      --------               --------
                 Total.......................         $688,200               $793,900
                                                      ========               ========

(1) Amounts reported in the Proxy Statement for the October 2003 Annual Meeting of Shareholders have been reclassed and are now reported on a fees billed for services rendered basis.

(2) Includes recurring audit of consolidated financial statements including statutory audits, services to perform an audit in accordance with Generally Accepted Auditing Standards, and services related to SEC registration statements and financial reporting.

(3) Audit services related to benefit/pension plans, assistance in financial due diligence related to mergers and acquisitions, review of impact of new accounting pronouncements, review of accounting impact for businesses sold and documentation assistance with Sarbanes-Oxley Section 404.

(4)   Includes tax return review and tax planning services.

(5)   Review of actuarial assumptions, reports and retiree benefit calculations.

The Audit Committee's practice on pre-approval of services performed by the independent auditors is to approve all audit services and permissible non-audit services to be provided, and assess the impact of the service on the auditor's independence. In addition, the Audit Committee has delegated authority to grant certain pre-approvals to the Audit Committee Chair. Pre-approvals granted by the Audit Committee Chair are reported to the full Audit Committee at its next regularly scheduled meeting.

In fiscal 2004 all audit and non-audit services were pre-approved by the Audit Committee.

The Audit Committee determined that the non-audit services provided (and the fees billed for such services) by PricewaterhouseCoopers LLP during fiscal 2004 and 2003 were compatible with maintaining their independence.

Representatives from PricewaterhouseCoopers LLP will be present at the Annual Meeting of Shareholders and will be provided the opportunity to make a statement at the meeting if they desire, and will also be available to respond to appropriate questions.

OTHER PROPOSALS

Neither the Company nor the members of its Board of Directors intend to bring before the Annual Meeting any matters other than those set forth in the Notice of Annual Meeting, and they have no present knowledge that any other matters will be presented for action at the meeting by others. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment.

A shareholder proposal which is intended to be presented at the 2005 Annual Meeting of Shareholders must be received by the Company at its principal executive offices by March 14, 2005.

By Order of the Board of Directors,

/s/ Stephen Strome
-----------------------------
Stephen Strome
Chairman and Chief Executive Officer

Dated: August 6, 2004

            GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q:    WHAT IS A PROXY?

A: A proxy is another person that you legally designate to vote your shares. If you designate someone as your proxy in a written document, that document also is called a proxy or proxy card.

Q:    WHAT IS A PROXY STATEMENT?

A: It is a document that SEC regulations require Handleman Company to give to you when we ask you to sign a proxy card to vote your shares at the Annual Meeting. The proxy statement summarizes the information you need to know to vote your shares.

Q:    WHO CAN VOTE?

A: You can vote at the Annual Meeting if you were a shareholder of record as of the close of business on July 12, 2004. If you own the Company's Common Stock, then you are entitled to one vote per share.

Q:    WHAT IS THE QUORUM REQUIREMENT OF THE ANNUAL MEETING?

A: A majority of the outstanding shares on July 12, 2004 constitutes a quorum for voting at the Annual Meeting. If you vote or attend the meeting, your shares will be part of the quorum. On the record date, 23,355,415 shares of Handleman Company's Common Stock were outstanding.

Q:    WHAT AM I VOTING ON?

A. You are voting on two proposals, the first proposal is the election of two Directors each for a term of three years. The nominees are:

            Elizabeth. A. Chappell
            Ralph J. Szygenda

      The second proposal is to approve the Handleman Company 2004 Stock Plan. Under the Plan, stock options (both Nonqualified and Incentive Options, as defined in the Plan), stock appreciation rights, restricted stock, and rights to obtain performance share or performance award units (cash awards measured by reference to the Company's stock price) may be granted to key employees and non-employee Directors of the Company or of any corporation in which the Company owns stock possessing more than 25% of the combined voting power of all classes of stock. (Refer to "Proposal to Approve the Handleman Company 2004 Stock Plan" beginning on page 23).

Q:    WHAT ARE THE VOTING RECOMMENDATIONS OF THE BOARD?

A. The Board of Directors is soliciting the proxy and recommends a vote "FOR" each of its nominees for Directors and "FOR" the approval of the Handleman Company 2004 Stock Plan.

Q:    WHAT IF OTHER MATTERS ARE PRESENTED FOR DETERMINATION AT THE ANNUAL
      MEETING?

A: Other than the two proposals described in this proxy statement, the Company does not expect any other matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the proxy holders (Eugene A. Miller, James B. Nicholson and Lloyd E. Reuss) will use their judgment in voting your shares on other matters that may arise at the meeting.

Q:    WHAT VOTE IS REQUIRED TO ELECT THE DIRECTORS?

A: The two individuals who receive the most votes, even if not a majority of the votes, will be elected.

Q:    WHAT SHARES ARE COVERED BY MY PROXY CARD?

A: The shares covered by your proxy card represent shares of Handleman Company stock you own either as a:

            -     Shareholder of record;

            - Participant in the Company's 401 (k) Plan Handleman stock fund; or

            -     Beneficial owner of shares held in street name.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: If your shares are registered directly in your name with Handleman Company's transfer agent, Mellon Investor Services, you are considered the "shareholder of record." The Proxy Statement, 2004 Annual Report and proxy card have been sent directly to you by Handleman Company C/O Mellon Investor Services.

      If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held in street name. The Proxy Statement and 2004 Annual Report have been forwarded to you by your broker, bank or nominee, which is considered the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet.

Q:    HOW DO I VOTE?

A:    You may vote using any of the following methods:

      - Proxy card or voting instruction card. Be sure to sign and date the card and return it in the prepaid envelope. If you are a shareholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote "FOR" the election of Directors and "FOR" the approval of the 2004 Stock Plan.

      - By telephone or the Internet. The telephone and Internet voting procedures established by Handleman Company for shareholders of record are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that these instructions have been properly recorded. The availability of telephone and Internet voting for beneficial owners will depend on the voting process of your broker, bank or nominee. Therefore, we recommend that you follow the voting instructions in the materials you receive.

      - In person at the Annual Meeting. All shareholders may vote in person at the Annual Meeting. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or nominee and present it to the inspectors of election with your ballot when you vote at the meeting.

Q:    WHAT IS THE EFFECT OF NOT VOTING?

A: It will depend on how your share ownership is registered. If you own shares as a shareholder of record and do not return a signed proxy card, your shares will not count toward the quorum and will not be voted.

      If you are a beneficial owner and do not vote, your broker may represent your shares at the meeting for purposes of obtaining a quorum. In the absence of your voting instructions, your broker may or may not vote your shares in its discretion depending on the proposals before the meeting.

      Your broker may vote your shares in its discretion and your shares will count toward the quorum requirement on "routine matters." Regarding "non-routine matters" your broker may not be able to vote your shares in its discretion. The election of Directors is a routine matter on which brokers are permitted to vote on behalf of their clients if no voting instructions are furnished. The approval of the 2004 Stock Plan is a non-routine matter on which brokers are not permitted to vote on behalf of their clients if no voting instructions are furnished.

Q:    WHAT CAN I DO IF I CHANGE MY MIND AFTER I VOTE MY SHARES?

A: If you are a shareholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

      - Sending written notice of revocation to the Corporate Secretary, Handleman Company, 500 Kirts Boulevard, Troy, MI 48084;

      - Submitting a new proxy by telephone, Internet or paper ballot, after the date of the revoked proxy; or

      -     Attending the Annual Meeting and voting in person.

      If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question.

Q:    HOW DO PARTICIPANTS IN THE HANDLEMAN COMPANY 401 (k) PLAN VOTE THEIR
      SHARES?

A: As a participant in the Handleman Company 401 (k) Plan, you have the right to direct Fidelity Management Trust Company how to vote the shares of Handleman Company credited to your account.

      You have been sent a Proxy Statement, 2004 Annual Report and proxy card from Handleman Company C/O Mellon Investor Services. Mellon Investor Services will transmit your voting instructions to Fidelity Management Trust Company who will vote the shares on your behalf.

      The shares credited to your account will be voted as directed; if the proxy card is not received by September 6, 2004 the shares credited to your account will not be voted.

Q: HOW DO SHAREHOLDERS OF RECORD VOTE THEIR SHARES IF THEY ARE ALSO PARTICIPANTS IN THE HANDLEMAN COMPANY 401 (k) PLAN?

A:    Shareholders of record who also own shares in the Handleman Company 401
      (k) Plan and maintain the same registration for both accounts will receive one proxy card for their total shares. The Proxy Statement, 2004 Annual Report and proxy card have been sent directly to you by Handleman Company C/O Mellon Investor Services.

      For the shares credited to your 401 (k) Plan account Mellon Investor Services will transmit your voting instructions to Fidelity Management Trust Company who will vote the shares on your behalf. The shares will be voted as directed; if your proxy card is not received by September 6, 2004 the shares credited to your 401 (k) Plan account will not be voted.

Q:    WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

A: It means your shares are in more than one account. You should vote the shares on all your proxy cards. If you are a shareholder of record, we encourage you to have all of your shares registered in the same name and address.

      To register all your shares in the same name or if you have other questions about your stock holdings, please contact Mellon Investor Services by telephone by calling:

            U.S. Shareholders:                                    (800) 851-1713

            TDD for U.S. Hearing Impaired Shareholders:           (800) 231-5469
                                                               or (866) 249-2607

            Foreign Shareholders:                                 (201) 329-8660

            TDD for Foreign Hearing Impaired Shareholders:        (201) 329-8354

      If you wish to communicate with Mellon Investor Services by e-mail you can do so by contacting them at shrrelations@.mellinvestor.com.

      Shareholders can view their certificate history or make address changes on Mellon Investor Services website www.melloninvestor.com.

Q:    WILL THERE BE A MANAGEMENT PRESENTATION AT THE ANNUAL MEETING?

A: Stephen Strome, Chairman and Chief Executive Officer, will report on the performance of the Company during fiscal 2004 and respond to questions from shareholders.

Q:    WHO CAN ATTEND THE ANNUAL MEETING?

A: All shareholders of record as of the close of business on July 12, 2004 can attend. Seating, however, is limited. Seating at the Annual Meeting will be on a first arrival basis.

Q:    WHAT DO I NEED TO ATTEND THE ANNUAL MEETING?

A:    To attend the Annual Meeting, please follow these instructions:

            - To enter the Annual Meeting, bring your proof of ownership and identification.

            - If a broker or other nominee holds your shares, bring proof of your ownership with you to the Annual Meeting.

Q:    CAN I BRING A GUEST?

A:    Seating availability at the Annual Meeting is limited.

Q:    WHO WILL COUNT THE VOTE?

A: Representatives of Mellon Investor Services will tabulate the votes and act as inspectors of election at the Annual Meeting.

Q:    HOW MUCH DID THIS PROXY SOLICITATION COST?

A: The Company will solicit proxies by mail and will cover the expense of such solicitation. Georgeson Shareholder Communications Inc. will help us solicit proxies for all brokers and nominees at a cost of $7,500 plus out-of-pocket expenses. We may reimburse brokers or other nominees for reasonable expenses they incur in sending these proxy materials to you if you are a beneficial owner.

Q:    HOW DO I RECOMMEND SOMEONE TO BE A DIRECTOR FOR THE 2005 ANNUAL MEETING?

A: You may recommend any person to be a Director by writing to the Corporate Secretary of the Company. The Company's by-laws require that shareholders send written notice no later than March 14, 2005, in order to recommend a Director for the 2005 Annual Meeting. In accordance with the Company's by-laws, the notice must set forth (a) as to each person whom the shareholder proposes to nominate for election (1) the name, age, business, address and residence address of such person, (2) the principal occupation or employment of such person, (3) the class and number of shares of the Company which are beneficially owned by such person and (4) such person's written consent to being named in the Proxy Statement as a nominee and to serve as a Director if elected; and (b) as to the shareholder giving the notice (1) the name and address, as they appear on the Company's books, of such shareholder and (2) the class and number of shares of the Company which are beneficially owned by such shareholder.

Q:    WHEN ARE SHAREHOLDER PROPOSALS DUE FOR THE 2005 ANNUAL MEETING?

A: Shareholder proposals must be presented by March 14, 2005 to be included in the Company's proxy materials for the 2005 Annual Meeting.

Q:    WHERE CAN I FIND THE CORPORATE GOVERNANCE GUIDELINES FOR HANDLEMAN
      COMPANY?

A: A copy of the Corporate Governance Guidelines is attached as Appendix B to this Proxy Statement.

Q: CAN I ACCESS THE PROXY STATEMENT AND 2004 ANNUAL REPORT ON THE INTERNET INSTEAD OF RECEIVING PAPER COPIES?

A: This Proxy Statement and the 2004 Annual Report are located on Handleman Company's web site. Shareholders can access future Proxy Statements and Annual Reports on the Internet instead of receiving paper copies in the mail.

      If you are a shareholder of record, you can choose this option by marking the appropriate box on your proxy card or by following the instructions if you vote by telephone or the Internet. If you choose to access future Proxy Statements and Annual Reports on the Internet, you will receive a proxy card in the mail next year with instructions containing the Internet address for those materials. Your choice will remain in effect until you advise Handleman Company otherwise.

      If you are a beneficial owner, please refer to the information provided by your broker, bank or nominee for instructions on how to elect to access future Proxy Statements and Annual Reports on the Internet. Most beneficial owners who elect electronic access will receive an e-mail message next year containing the Internet address for access to the Proxy Statement and Annual Report.

Q:    HOW DO I OBTAIN MORE INFORMATION ABOUT HANDLEMAN COMPANY?

A:    To obtain additional information about Handleman Company, you may:

            - Contact the Vice President, Investor Relations, at 1-248-362-4400, extension 211;

            -     Go to the website at www.handleman.com; or

            -     Write to:
                          Handleman Company
                          Attention: Investor Relations
                          500 Kirts Boulevard
                          Troy, MI 48084

                   PLEASE VOTE. YOUR VOTE IS VERY IMPORTANT.
PROMPTLY RETURNING YOUR PROXY WILL HELP TO REDUCE THE COST OF THIS SOLICITATION.

APPENDIX A

                         CHARTER OF THE AUDIT COMMITTEE
                 OF THE BOARD OF DIRECTORS OF HANDLEMAN COMPANY

This Charter sets forth the duties and responsibilities of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Handleman Company (the "Company").

MISSION STATEMENT

The Audit Committee's mission is to assist the Board in fulfilling its oversight responsibility relating to the Company's financial statements and the financial reporting processes; the systems of internal accounting and financial controls; the internal audit function; the annual independent audit of the Company's financial statements; the adequacy and effectiveness of the Company's financially-related legal, regulatory, and ethical compliance programs; and any other areas specified by the Board of potential significant financial risk to the Company.

COMPOSITION

The Committee is established by the Board and will consist of three or more members, with the exact number being recommended by the Corporate Governance and Nominating Committee. All members must be independent of the management of the Company, and free of any relationship that would interfere with their exercise of independent judgment as a Committee member. Each of the members of the Committee will be (i) an "independent director" as defined under the rules of the New York Stock Exchange, as may be amended from time to time (ii) a "non-employee director," as defined in Rule 16b-3 promulgated under Section 16 of the Securities and Exchange Act of 1934, as amended, and (iii) an "outside director" under Regulation Section 1.162-27 promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended.

In addition, in order to be deemed independent of management of the Company, unless the Board of Directors determines otherwise, a member of the Committee cannot have engaged in any transaction or have been involved in any business relationship or otherwise that is described or set forth in Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission.

Each member shall also be financially literate as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after the member's appointment to the Audit Committee. At least one member must have accounting or related financial management expertise as the Board interprets such qualification in its business judgment.

Committee members may not simultaneously serve on audit committees of more than three public companies without Board determination and disclosure in the annual proxy statement that such service would not impair the ability of such member to serve on the Company's Audit Committee.

The Chairman of the Corporate Governance and Nominating Committee, with the assistance of the Presiding Director and Chairman of the Board, will recommend the annual appointment of the Committee members, as well as the Committee Chair. The Committee membership, including the Chair, will be determined by the entire Board of Directors.

The Committee Chair is responsible for reporting all activities and decisions of the Committee to the Board.

All members of the Committee serve at the discretion of the Board.

In the event a Director becomes disqualified from membership on the Audit Committee, such Director shall be removed as soon as practicable from service on the Audit Committee by the Board. In the event removal, resignation, retirement, death or other termination of a Director from service on the Audit Committee results in the Audit Committee comprising less than three members, the Board shall appoint a new qualified Director to the Audit Committee as soon as practicable.

PRINCIPAL FUNCTIONS

The Committee provides assistance to the Board of Directors in fulfilling its oversight responsibilities for the financial reporting process, the systems of internal control, the audit process, and the Company's process for monitoring compliance with laws and regulations and the Company's code of conduct.

The Committee shall:

      a. Review with management and the independent auditors the status of the annual audit prior to releasing the unaudited year-end earnings, as well as the audited financial statements to be included in the Company's annual report on Form 10-K;

      b. Review quarterly unaudited financial statements, including the related earnings press release and any financial information or earnings guidance provided to the analysts or ratings agencies along with the quarterly unaudited financial statements;

      c. Review significant accounting and reporting issues, including complex or unusual transactions and highly judgmental areas of potential significance;

      d. Obtain assurance from the independent and internal auditors of the adequacy of the Company's accounting and financial controls;

      e.    Review significant legal matters with the Company's legal counsel;

      f. Review management's monitoring of compliance with the Company's code of ethics;

      g. Establish procedures for the receipt, treatment and retention of complaints regarding accounting, internal accounting controls or auditing matters;

      h. Appoint, approve compensation for, and oversee the work of the independent auditors annually, including a review of the auditor's independence, performance and results of periodic audit and non-audit engagements;

      i. Review the budget, staffing, activities, performance and results of examinations of the Internal Audit Department;

      j. Prepare a report annually that is in accordance with the applicable rules and regulations of the SEC for inclusion in the Company's annual proxy statement; and

      k.    Report Committee activities to the Board on a periodic basis.

The Company will provide appropriate funding for the Audit Committee. In discharging its duties and responsibilities, the Audit Committee is empowered to investigate any matter brought to its attention, with full access to all necessary books, records, facilities and personnel of the Company and professional services providers to the Company, and has the authority to retain at the Company's expense special legal, accounting or other advisors, consultants or experts as it deems appropriate.

DUTIES AND RESPONSIBILITIES

The principle duties and responsibilities of the Committee in carrying out its oversight responsibilities are set forth below. The duties and responsibilities are set forth as a guide with the understanding that the Committee may supplement them as appropriate and may establish policies and procedures from time to time that the Committee deems necessary or advisable in fulfilling its responsibilities.

      A. Financial Reporting Process and Internal Control:

         1. Review with management and the independent auditors the status of the annual audit prior to releasing the unaudited year-end earnings; discuss matters required to be communicated to the Audit Committee in accordance with AICPA Statement on Auditing Standards (SAS) No. 61.

         2. Review with management and the independent auditors: the audited financial statements to be included in the Company's annual report on Form 10-K including disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations;" qualitative judgments of the independent auditors about the appropriateness, not just the acceptability, of the Company's accounting principles, and the clarity of the financial statements; assurance from the independent auditors that Section 10A of the Securities Exchange Act of 1934 has not been implicated; and major issues regarding auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements. After such review and discussions, recommend to the Board of Directors that the audited financial statements be included in the Form 10-K for such year to be filed with the Securities and Exchange Commission.

         3. Review periodically with the independent auditors their judgments about the quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting, including such issues as the reasonableness of significant judgments and the clarity of the Company's financial disclosures and whether the choices of accounting principles and underlying estimates and other significant decisions made by management in preparing the financial statements are conservative, moderate or aggressive from the perspective of income, asset, revenue and liability recognition and whether those principles, estimates and disclosures are common practices or are minority practices.

         4. Review with management and the independent auditors quarterly unaudited financial statements, including the related earnings press release and any financial information or earnings guidance provided to the analysts or ratings agencies; discuss with the independent auditors the results of their review performed in accordance with SAS No. 100 for unaudited financial statements before the earnings release is distributed to the public and prior to the Company's filing of its Form 10-Q with the Securities and Exchange Commission.

         5. Review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q with respect to the financial statements and about any significant deficiencies in the design or operation of disclosure controls and procedures and internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's disclosure controls and procedures and internal controls.

         6. Review audit findings, including any significant issues, audit problems, scope limitations, disagreements with management, and/or suggestions for improvements provided to management by the independent and internal auditors, and obtain management's response to the suggestions from the independent and internal auditors.

         7. Review the Company's accounting and financial controls with the independent and internal auditors and the Company's financial officers, including obtaining of adequate assurance from the independent auditors and the internal audit director of the adequacy of the Company's internal auditing, accounting and financial controls.

         8. Review with management and the independent auditors any significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including (i) an analysis of the effect of alternative GAAP methods on the Company's financial statements, (ii) a description of any transactions as to which management obtained SAS No. 50 letters, (iii) any significant changes in the Company's selection or application of accounting principles or policies, (iv) any changes to the methods of application, and (v) any major issues as to the adequacy of the Company's internal controls.

         9. Review with the Company's legal counsel: (i) any significant legal matters that could have a material impact on the Company's financial statements; (ii) legal compliance matters, including corporate securities trading policies and material notices to or inquiries received from government agencies; and (iii) reports or evidence of a material violation of securities laws or breaches of fiduciary duty.

        10. Review management's monitoring of compliance with the Company's Code of Business Conduct and Ethics.

        11. Establish procedures for receiving, processing and retaining complaints or employee concerns about accounting, internal accounting controls and auditing matters and for the confidential anonymous submission of concerns regarding questionable accounting or auditing matters; review with management and the independent auditors any correspondence with regulators or governmental agencies and any employee complaints or published reports, which raise material issues regarding the Company's financial statements or accounting policies.

        12. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

        13. Meet periodically with the independent auditors, the director of internal audit and management in separate executive sessions to discuss any matters that the Audit Committee or these persons believe should be discussed privately with the Committee.

      B. Auditing Functions:

         1. Review the independence and performance of the independent auditors annually. The independent auditors report directly to the Committee, and the Committee is directly responsible for the appointment, retention, termination, compensation and oversight of the work of the independent auditors, including resolution of disagreements between management and the independent auditors regarding financial reporting. The Committee requires rotation of the lead and concurring audit partners in accordance with applicable requirements.

         2. On an annual basis, review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence and receive the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 and the New York Stock Exchange listing standards.

         3. Approve the engagement letters and the fees to be paid to the independent auditors. Pre-approve all audit and non-audit services to be provided by the independent auditors and consider the possible effect that these services could have on the independence of such auditors; provided that prohibited non-audit services shall include bookkeeping, information technology design, financial systems design, appraisal or valuation services, actuarial services, internal audit services, management or human resources functions, and legal services or other expert services unrelated to the audit. The Committee may delegate to one or more of its members pre-approval authority of non-audit services in accordance with applicable law and the Charter.

         4. Review the arrangements, scope, staffing, timing, cost and results of periodic audits and non-audit engagements conducted by the independent auditors.

         5. Review with management and the independent auditors any management letter provided by the auditors and the Company's response to that letter.

         6. Receive and review from the independent auditors at least annually a report regarding the internal quality control procedures of the independent auditors including any material issues raised within the preceding five years by any internal quality review or peer review of the firm, or by any inquiry or investigation by environmental or professional authorities, as well as describing the steps the firm has taken to deal with any reported problems.

         7. Review and approve the annual and quarterly plans for internal audit, including staffing/ appointments, and major projects undertaken by internal audit outside of the plan.

         8. Review the scope, status and results of examinations conducted by the Company's internal auditors.

         9. Review the budget, program, changes in program, activities, strategies, organizational structure and qualifications of the Internal Audit Department, as needed, it being understood that the Internal Audit Department functionally reports directly to the Committee. Evaluate whether the Internal Audit Department operation and structure permits unrestricted access by internal auditors to records, personnel, and physical properties relevant to the performance of its responsibilities and to top management, the Committee and the Board. Assess the appropriateness of the resources allocated to internal auditing. Evaluate the effectiveness of the internal audit function with the independent auditors and compliance with the Institute of Internal Auditor's Standards for the Professional Practice of Internal Auditing.

        10. Review the appointment, performance and replacement of the chief internal auditor. Decisions regarding hiring or termination of the chief internal auditor require endorsement by the Committee. The chairperson of the Committee will also be involved in performance evaluation and compensation decisions related to the chief internal auditor.

        11. Set clear hiring policies for employees or former employees of the independent auditors who participated in any capacity in the audit of the Company.

      C. Reporting Requirements:

         1. The Audit Committee shall prepare the report required by the Securities and Exchange Committee to be included in the Company's annual proxy statement. The Committee will also disclose in the annual report and proxy statement the Audit Committee's preapproval policies and procedures and fees paid to the independent accountants in accordance with Securities and Exchange Commission regulations.

         2. The Audit Committee shall review and reassess the adequacy of the Audit Committee Charter on an annual basis and any changes thereto shall be submitted to the Board for approval. The Audit Committee shall have the Charter published at least every third year in the Company's proxy statement in accordance with Securities and Exchange Commission regulations.

         3. The Audit Committee shall assess its performance at least annually and report the results to the Board.

         4. On an annual basis or upon changes to the composition of the Audit Committee, the Company must provide the New York Stock Exchange written confirmation regarding:

            a. The determination made by the Board regarding Audit Committee member independence.

            b. The financial literacy of Audit Committee members.

            c. The determination that at least one Audit Committee member has accounting or financial management expertise including the name of any designated Audit Committee financial expert under Securities and Exchange Commission regulation.

            d. The review and reassessment of the adequacy of this Charter on an annual basis including describing and reporting to the shareholders the Committee's composition, responsibilities and how they were discharged, and any other information required by rule, including approval of non-audit services.

      D. Perform any other duties or responsibilities expressly delegated to the Committee by the Board including any duties or responsibilities as set forth in the Corporate Governance Guidelines.

      E. While the Audit Committee has the duties and responsibilities set forth in this Charter, it is not the duty or responsibility of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are prepared in accordance with generally accepted accounting principles. These duties and responsibilities rest with management and the independent auditors.

MEETINGS

The Audit Committee will meet quarterly and at such other times as may be deemed necessary or appropriate in the judgment of its Chairman to accomplish the Committee's responsibilities. In lieu of a meeting, the Committee may also act by unanimous written consent resolution. Committee meeting procedures include the following guidelines:

      1. A majority of the Committee members will be deemed a quorum for the transaction of business.

      2. The action of a majority of those present at a meeting at which a quorum is present will represent an act of the Committee.

      3. The CFO will be the management liaison to the Committee.

      4. The Chairperson of the Audit Committee shall select the meeting dates after consultation with other members of the Committee.

      5. The Committee Chairperson shall prepare and/or approve an agenda in advance of each meeting.

      6. The agenda and all materials to be reviewed at the meetings will be provided to the Committee members as far in advance of the meeting as practicable.

      7. If the Chairperson is not available for a meeting, the other members of the Committee may appoint a temporary chairperson for such meeting.

      8. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

      9. All Directors shall be invited to all Audit Committee meetings.

     10. The Chairperson of the Audit Committee may call a meeting of the full Board at the request of and for the purpose of meeting with the Company's independent auditors and may call a meeting of the full Board to consider any other matters within the purview of the Audit Committee.

     11. Minutes of any Audit Committee meetings shall be provided to all Directors following the Audit Committee meeting and shall be submitted for the next Board meeting, at which time the Chairperson of the Audit Committee will provide additional comments as appropriate.

APPENDIX B

                                HANDLEMAN COMPANY
                        CORPORATE GOVERNANCE GUIDELINES

Handleman Company's stakeholders' interests are best served through the perpetuation of a growing, financially sound business enterprise which is committed to sound operating principals and values. The Board is responsible for determining that the Company is managed in such a way to ensure this result. This must be an active as opposed to passive responsibility. The Board has the responsibility to ensure that management is capably executing its responsibilities, and to regularly monitor the effectiveness of management policies and decisions, including the execution of its strategies.

In addition to fulfilling its obligations for increased shareholders value, the Board has responsibility to Handleman Company's customers, employees, suppliers and to the communities where it operates - all of whom are essential to a successful business. These responsibilities are best served through the successful perpetuation of the business.

The Corporate Governance and Nominating Committee ("Committee") of the Board has been empowered by its charter to review and recommend corporate governance practices and policies of Handleman Company, which may include comparing the corporate governance practices of Handleman Company to those of other public companies and to make recommendations to the Board to assure the Company's leadership in this area. In this regard, the Committee reviews guidelines or practices adopted by other leading public companies, surveys and trend information. The Committee will report its findings and recommendations for action by the entire Board.

1. SELECTION OF CHAIRMAN AND CEO; PRESIDING DIRECTOR: Currently, the Chairman of the Board is the Chief Executive Officer (CEO) of Handleman Company. If the Board does not designate the Chairman of the Board as the CEO, then the President by virtue of his office is the CEO.

    The Board has no policy respecting the need to separate or combine the offices of Chairman and CEO. The Board believes that this issue is part of the succession planning process and that it is in the best interests of the Company to make a determination whenever it elects a new CEO.

    The Board will designate an independent Director to serve as Presiding Director. Duties and responsibilities of the Presiding Director include:

      a. Presiding over executive sessions of the independent Board members.

      b. Advising the CEO of appropriate feedback from the executive session including any actions to be taken, as well as any issues or concerns raised by the independent Directors.

      c. Advising on the agenda for the Board meetings.

      d. Meeting with senior officers, if deemed appropriate, to discuss the business and issues facing the Company.

      e. Working with the Chairman of the Corporate Governance and Nominating Committee in the selection of the Committee Chairs.

      f. Meeting with shareholders, if appropriate, to discuss their concerns.

2. MEETING WITHOUT CEO: In those instances where the independent Directors meet without the Chairman and CEO, the Presiding Director will chair the meeting.

3. NUMBER OF COMMITTEES: The Board has the following committees: Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee. The Board has the flexibility to form a new committee or disband a current committee. It is the policy of the Board that only independent Directors serve on the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee.

4. ASSIGNMENT AND ROTATION OF COMMITTEE MEMBERS: The Chairman of the Corporate Governance and Nominating Committee with the assistance of the Presiding Director recommends the appointment of members to the committees, the composition of which is discussed and ratified by the entire Board, taking into account the desires and suggestions of individual Directors. It is the belief of the Board that committee rotation is a desirable principle, but should not be mandated as a policy since there may be reasons at a given point in time to maintain an individual Director's committee membership for a longer period or to shorten the period. The learning time to become an active contributor on a particular committee is also a factor.

5. COMMITTEE INDEPENDENCE: The Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee are to be comprised entirely of independent Directors.

6. COMMITTEE STRUCTURE: The Audit, Compensation, and Corporate Governance and Nominating Committees will adopt written charters which specify each committee's responsibilities and duties.

7. FREQUENCY AND LENGTH OF COMMITTEE MEETINGS: The Chair of each committee, in consultation with its members, determines the frequency and length of the meetings of the committee.

8. COMMITTEE AGENDA: The Chair of each committee, in consultation with the appropriate Officers, will develop the committee's agenda. At the beginning of the Board year (from annual shareholders meeting to annual meeting), each committee will establish a schedule of agenda subjects to be discussed during the year (to the extent these can be foreseen); the schedule for each committee will be furnished to all Directors. The agenda for each meeting will be distributed to all Directors in advance and suggestions for changes or additions will be solicited.

9. SELECTION OF AGENDA ITEMS FOR BOARD MEETINGS: At the beginning of the Board year, the Chairman will establish a schedule of agenda subjects to be discussed during the year (to the extent these can be foreseen). The Chairman will also establish the agenda for each Board meeting. The agenda for each meeting will be distributed to the Presiding Director in advance and suggestions for changes or additions will be solicited. Each Board member is free to suggest the inclusion of items on the agenda. The agenda will include reports from each committee that has held a meeting. At least one Board meeting each year will be a Board "retreat," the principal purpose of which will be a Board review of long-term strategic plans and the principal issues that Handleman Company will face in the future. The Board will have a minimum of six scheduled meetings per Board year and will be on call for additional meetings as needed.

10. BOARD MATERIALS: Information and data that are important to the Board's understanding of the business will be distributed in writing to the Board the week before the scheduled Board meeting. The Officers will strive to make the information concise yet comprehensive, and will make an ongoing effort to solicit suggestions from independent Directors on how to best meet their information needs. Interim financial and operational reports will be sent to the Directors monthly.

11. RETENTION OF CONSULTANTS: The Board has full authority to retain such financial, legal, or other consultants, as it deems appropriate. The necessary funds will be made available to pay for such services.

12. DIRECTOR RESPONSIBILITIES: Each Director is expected to use their best efforts to attend all Board and committee meetings on which such Director serves and the Annual Meeting of Shareholders. Attendance by phone is acceptable if a Director cannot attend meetings due to travel problems, schedule conflicts or similar causes.

13. REGULAR ATTENDANCE OF NON-DIRECTORS AT BOARD MEETINGS: The Chairman and CEO will invite Senior Officers to attend the meeting when their presence is expected to significantly enhance the quality of Board decisions. Generally, attendance of non-Directors will take place when their expertise is required or where attendance is encouraged as noted in Item 15 (e.g., at the Board retreat).

14. EXECUTIVE SESSIONS OF INDEPENDENT DIRECTORS: The independent Directors will meet in executive session during each scheduled Board meeting. The Presiding Director will preside over the executive session and will report to the Chairman and CEO on the nature of the discussion immediately following the Board meeting. If the Presiding Director is unavailable to preside over an executive session, the Director designated to follow in the rotation as Presiding Director shall serve as Presiding Director for that meeting. The Chair of the Compensation Committee shall preside at such executive sessions of the Board as Presiding Director for fiscal year 2005, the Chair of the Audit Committee for fiscal year 2006, the Chair of the Corporate Governance and Nominating Committee for fiscal year 2007, and rotating in the same fashion thereafter.

15. BOARD ACCESS TO SENIOR MANAGEMENT: The Presiding Director will have complete access to the Company's Officers and counsel and will communicate issues brought up by management with the other outside Directors. It is assumed that the Presiding Director will use appropriate judgment to be sure that this contact is not distracting to the business operation of the Company and that such contact, if in writing, be copied to the Chairman and CEO under normal circumstances. Furthermore, the Board encourages the Chairman and CEO, from time to time, to bring executives into Board meetings who: (a) can provide additional insight into the items being discussed because of personal involvement in these areas or (b) represent executives with future potential that the Chairman and CEO believes should be given exposure to the Board. The Board may retain outside counsel of its choice with respect to any issue relating to its activities. The Chairman and CEO will be advised on each such occasion of the law firm selected and the issues to be addressed by it on behalf of the Board.

16. BOARD COMPENSATION REVIEW: Only non-employee Directors receive payment for serving in the Board. The Compensation Committee is responsible for annually evaluating and recommending Director compensation programs, including retainers, fees and stock grants, for discussion and concurrence by the full Board. Given the conflict inherent with Directors setting their own pay levels, these recommendations will be based upon information in relation to other comparable U.S. companies and in consideration of the most current best practices provided by outside consultants and/or director compensation surveys.

17. SIZE OF THE BOARD: It is the opinion of the Board that the optimal size of the Board under normal circumstances is 8 to 10 members. This size permits both a diversity of skills and views available to contribute to the duties of the Board and its Committees as well as the coordination and participation of all Directors in Board deliberations. However, the Board would be willing to go to a somewhat larger size in order to accommodate the availability of an outstanding candidate.

18. MIX OF INSIDE AND OUTSIDE DIRECTORS: The Board believes that, as a matter of policy, there should be a majority of independent Directors on the Handleman Board.

19. DEFINITION OF INDEPENDENT DIRECTOR: The Company has adopted the following definition of an independent Director: one who (a) is not and has not been employed by the Company or its subsidiaries in an executive capacity; (b) is not an advisor or consultant to the Company; (c) is not affiliated with a significant customer or supplier of the Company; (d) does not have a personal services contract or arrangement with the Company; (e) is not affiliated with a tax-exempt entity that receives significant contributions from the Company; and (f) is not a spouse, parent, sibling or child of a Board member or senior executive of the Company. The Board believes that all present outside Directors are independent. Compliance with the definition of independence is reviewed annually by the Corporate Governance and Nominating Committee.

    The Board will establish and maintain standards used to determine which directors are independent. These standards shall consider the definition of
    (i) an "independent director" as defined under the rules of the New York Stock Exchange, as may be amended from time to time (ii) a "non-employee director," as defined in Rule 16b-3 promulgated under Section 16 of the Securities and Exchange Act of 1934, as amended, and (iii) an "outside director" under Regulation Section 1.162-27 promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended.

    In addition, in order to be deemed independent of management of the Company, a Board member cannot have engaged in any transaction or have been involved in any business relationship or otherwise that is described or set forth in
    Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission.

20. STOCK OWNERSHIP OF OUTSIDE DIRECTORS: The ownership of stock in the Company by outside Directors is required. The Board's policy is that each outside Director should, within five years of first election to the Board, own Company stock valued at market price equal to three times the annual retainer.

21. LOANS TO DIRECTORS AND EXECUTIVE OFFICERS: It is the policy of the Company not to make any personal loans to its Directors and Executive Officers.

22. FORMER CHIEF EXECUTIVE OFFICER'S BOARD MEMBERSHIP: The Board believes this is a matter to be decided in each individual instance. It is assumed that when the Chief Executive Officer resigns from that position, he/she should offer his/her resignation from the Board at the same time. Whether the individual continues to serve on the Board is a matter for discussion at that time with the new CEO and the Board.

23. BOARD MEMBERSHIP CRITERIA: The Corporate Governance and Nominating Committee is responsible for reviewing with the Board periodically the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board. This assessment should include issues of diversity, age, skills such as understanding of marketing, finance, regulation and public policy, international background, other time demands (including service on other boards), commitment to Handleman's shared values, etc. - all in the context of an assessment of the perceived needs of the Company and the Board at that point in time. In order to optimize Directors' ability to represent the interest of the Company's shareholders and other constituencies, the Board has established a guideline whereby individuals nominated to serve as a Director of the Company can serve as a Director on a maximum of five other public company boards.

24. IDENTIFYING NEW DIRECTOR CANDIDATES/EXTENDING INVITATIONS TO THE BOARD: The Board itself should be responsible, in fact as well as procedure, for identifying new members. The Board delegates the screening process involved to the Corporate Governance and Nominating Committee and the Presiding Director with direct input from the Chairman and CEO. The Corporate Governance and Nominating Committee is responsible for evaluating and recommending criteria for Board membership. The invitation to join the Board should be extended by the Chairman and CEO and the Chair of the Corporate Governance and Nominating Committee.

25. ASSESSING THE BOARD'S PERFORMANCE: The Board commits to participate in a process of self-evaluation annually, led by the Corporate Governance and Nominating Committee. This will be discussed annually with the full Board. This assessment should be of the Board's contribution as a whole and should specifically review areas in which the Corporate Governance and Nominating Committee or the Chairman and CEO believes a better contribution could be made. Its purpose is to increase the effectiveness of the Board. The purpose of the evaluation will be to discover if there are changes to the Board's structure and operations, which will maximize the value that the Board adds to the Company.

26. DIRECTORS WHO CHANGE THEIR PRESENT JOB RESPONSIBILITY: It is the sense of the Board that individual Directors who change in a substantial way the business responsibility they held when they were elected to the Board, or who develop a conflict as a Director of the Company with the person's position in, or role with, another entity should inform the Chairman and CEO and the Chair of the Corporate Governance and Nominating Committee of the change. In addition, they must volunteer to resign from the Board. It is not the sense of the Board that the Directors who retire from or change substantially the position they held when they became a Director should necessarily leave the Board. There should, however, be an opportunity of the Board via the Corporate Governance and Nominating Committee to review the continued appropriateness of Board membership under these circumstances.

27. RETIREMENT AGE: Directors will submit a written resignation to the Board upon reaching the age of 72. The Corporate Governance and Nominating Committee will review the desirability of continued service by that Director in light of the needs of the Company at that time and make a recommendation to the Board. If continued service is requested, that Director will then annually submit a written resignation to be considered by the Board.

28. FORMAL EVALUATION OF THE CEO: At the beginning of each fiscal year, the CEO will set forthin writing to the Chair of the Compensation Committee the CEO's personal goals for the performance of his duties and responsibilities during such fiscal year. The independent Directors should make this evaluation annually, and it should be communicated to the CEO by the Chair of the Compensation Committee. The evaluation should be based on objective criteria, including comparison of the CEO's goals for the year against actual results, performance of the business, accomplishment of long-term strategic objectives, management development and the like. The evaluation will be used by the Compensation Committee in the course of its deliberations when considering the compensation of the CEO.

29. SUCCESSION PLANNING: There will be an annual report by the CEO to the Board on succession planning. There should also be available, on a continuing basis, the CEO's recommendations as to a successor should the CEO be unexpectedly disabled.

30. MANAGEMENT DEVELOPMENT: There will be an annual report to the Board by the Chairman and CEO on Handleman's program for management development. This report should be given to the Board at the same time as the succession planning report.

31. BOARD INTERACTION WITH INSTITUTIONAL INVESTORS, THE PRESS, CUSTOMERS, ETC.:
    The Board believes that, in general, it is optimal for the appropriate Officers to speak for the Company and to communicate such feedback to the Board. The Presiding Director and individual outside Board members may, from time to time, meet or otherwise communicate with various constituencies that are involved with the Company, including investors. It is expected that Board members would do this with the knowledge of the Chairman and CEO and absent unusual circumstances, only at the request of the Chairman and CEO.

32. ADHERENCE TO CODE OF BUSINESS CONDUCT AND ETHICS: Each Director shall be familiar with and adhere to the Company's Code of Business Conduct and Ethics. The Directors shall annually acknowledge in writing that the Director has complied with the Code of Business Conduct and Ethics as it applies to the Director. Additionally, a Financial Integrity and Controls Hotline will be maintained for employees to report questionable accounting policies or practices on an anonymous basis. Management will report all such reports directly to the Audit Committee.

33. BOARD ORIENTATION: Each new Director will participate in an orientation program to be acquainted with the business, the financial position, compliance policies, and other policies relevant to Directors. In addition a "Director Information Book" is distributed to each Director, which contains information on director compensation, indemnification, meeting schedules, Company SEC filings and corporate by-laws.

34. CONTINUING EDUCATION FOR DIRECTORS: One of Handleman Company's core values is continuous learning and improvement. The Company encourages and supports this value throughout all levels of the organization. Board members also believe continuous learning is important to ensure the ongoing effectiveness of the Board. The Board encourages each Director to participate in at least one continuing education program during each Board term. Annually, management will provide the Board a list of certified continuing education programs available during the calendar year.

35. TRANSPARENCY: The Board believes that it is important that the Company's stakeholders and others are able to review its corporate governance practices. Accordingly, the Company's Corporate Governance Guidelines, Code of Business Conduct and Ethics and Committee Charters will be published on the Company's website.

APPENDIX C

                                HANDLEMAN COMPANY
                      CODE OF BUSINESS CONDUCT AND ETHICS

INTRODUCTION

The foundation of the Handleman Company ("Handleman" or "Company") Code of Business Conduct and Ethics ("Code") is based upon conducting business as a good corporate citizen in strict compliance with the laws of the jurisdictions in which it does business, and promoting an environment which allows its employees, officers and Directors to practice and maintain high ethical standards. The Company proactively promotes ethical behavior among its various stakeholders. Ethical behavior requires one to go beyond minimum standards for legally acceptable behavior and act responsibly, with due regard for the well being of shareholders, customers and suppliers, as well as fellow employees and management.

Each employee, officer and Director at Handleman is responsible for his or her own behavior. While performing their job duties, employees are responsible for ensuring that they conduct themselves in a manner that reflects positively on the Company. All employees, officers and Directors should refrain from any action that reasonably might prejudice or embarrass them or the Company, or that might give or reasonably appear to give any organization an unfair competitive advantage over others similarly situated. If a situation arises which causes uncertainty as to proper conduct, and such situation is not covered by the Code of Business Conduct and Ethics, the employee should seek counsel from their supervisor, or, if necessary, executive officers or Directors of the Company.

This Code is supplemented in part by other corporate statements, but such other statements shall not be construed to replace or modify any of the policies in this Code. This Code applies to Handleman Company and each of its subsidiary companies.

HANDLEMAN CORE VALUES

Throughout its history, Handleman's growth, profitability and prosperity are linked to our employees' ability to make decisions that are consistent with the Company's business values and core ethical principles. By embedding these business values and principles in the Company's policies and practices, Handleman Company has established an ethical business culture that is accepted by its employees, officers and Directors, and woven into the fabric of the ways in which we work. Handleman is an exceptional company, committed to:

      - HONESTY AND INTEGRITY - Honesty and integrity are defined as being free from deception, and being conscientious and adhering to a code of values. In other words, doing the right thing even when it's not in one's own self-interest.

            An honest person understands that if he or she finds a wallet, it is the right thing to return it. A person with integrity will point out an error on a bill even when undercharged. As a member of the business community and representative of Handleman Company, honesty and integrity must be fundamental in all of our actions.

      - ACCOUNTABILITY - In our industry we are accountable to our customers, vendors and each other. To be accountable, one must accept responsibility and be held accountable for the results. When results are not achieved, the person responsible will be held accountable, and when results are achieved that person shares in the rewards.

            We are accountable to each other, and the Company is only as strong as the weakest link. In whatever area we work, the field, ADC or in the corporate office, we cannot operate in a vacuum. Instead we must interact and communicate to ensure that individual and mutual accountabilities are met and exceeded.

      - CONTINUOUS LEARNING AND IMPROVEMENT - STAYING ONE STEP AHEAD OF THE INDUSTRY - Handleman's position as the leader in our industry demands that we must lead and not follow. We are obligated to create an environment of continuous learning and improvement. No matter what level of experience or knowledge we have, there is always room for improvement. The world is changing at a rapid pace; we must adapt to this change.

            At the same time, continuous learning and improvement involves risks. It's easy to have a 100% success rate when you aren't taking risks; however, the true industry leader accepts failure and adapts while always moving forward. Staying one step ahead is paramount to our continued success.

      - FOCUSED ON OUR STAKEHOLDERS - CUSTOMERS, EMPLOYEES, VENDORS AND SHAREHOLDERS - Shareholders win when the Company's customers, vendors and fellow employees win. This necessitates an environment of shared learning, risks and rewards. This must be our mutual goal. Everything we do and every decision we make must relate in a way that benefits our customers, vendors, fellow employees, and shareholders.

            Our organizational structure is designed to accomplish this goal and in doing so we are challenged to share best practices, communicate openly and honestly and have mutual respect throughout all parts of the Company.

These core values support and guide our leadership in establishing the strategic direction of the Company. The Company's employees, officers, Directors, representatives and vendors are expected to conduct their business in accordance with these ethical principles. We must work according to our ethical principles and endeavor to conduct ourselves in a manner beyond reproach. Handleman's reputation is based on the personal integrity of each of its employees, officers, Directors and those with whom we do business. Sound judgment must be exercised in the service of our reputation as a global business leader, employer of choice, and good corporate citizen

USE AND PROTECTION OF COMPANY ASSETS

All employees, officers and Directors should protect the Company's assets and ensure their efficient use. Theft, carelessness and waste have a direct impact on the Company's profitability. All Company assets should be used for legitimate business purposes. Use of corporate funds or other assets for any unlawful purpose is prohibited, local customs and traditions notwithstanding.

The improper removal of Company property from Company premises is forbidden. This includes unauthorized disclosure or transmittal of Company information to outside parties.

All work product generated by an employee, officer or Director during any period of time for which he/she is compensated by the Company is the sole property of the Company. The Company's Code does not intend that the Company would own the product of any work performed by an employee, officer or Director outside of Handleman work time, created without the use of Handleman facilities or equipment, and which is not in any way related to Handleman Company or its business.

During working hours and during any period of time that an employee is utilizing Company facilities or equipment, substantially all of the employee's time shall be devoted to his/her employment duties. Additionally, employees are responsible for the use of and control over all assets and resources employed or entrusted to them.

The Company's computer and network hardware, software, stored data and communication systems are key components of its business. Examples of communication systems are telephone, voicemail, e-mail, Internet/Intranet, fax machines and pagers. Access to the Internet is limited to business purposes only and should be made only from authorized connection points. Handleman reserves the right to review and disclose the contents of any electronic communication to others either inside or outside the Company. Employees, officers and Directors should not use any Handleman communications systems to transmit information or messages they wish to keep private. Each employee, officer and Director is responsible for protecting these resources from damage, destruction, viruses, alteration, theft, fraudulent manipulation, and unauthorized access, disclosure, or use. All employees are required to review and comply with the Company Information System Security Policies Manual and sign the Data Security Compliance Agreement form as requested.

ACCURATE AND COMPLETE RECORDS

Employees, officers and Directors are expected to observe and comply with generally accepted accounting principles, the system of internal accounting controls established by the Company and provisions of the Foreign Corrupt Practices Act and Sarbanes-Oxley Act requiring that corporate books and records accurately and fairly reflect, in reasonable detail, the transactions and dispositions of the assets of the Company. Employees, officers and Directors should also provide constituents with information that is full, fair, accurate, complete, objective, relevant, timely and understandable. In furtherance of these requirements:

a. No false, misleading or artificial entries shall be made on corporate books, records and reports for any reason.

b. No undisclosed or unrecorded corporate funds or assets shall be established for any purpose nor should any off-balance sheet transactions or financing occur without the knowledge and approval of the Chief Executive Officer ("CEO") and Chief Financial Officer ("CFO") of the Company.

c. No payments from corporate funds or other assets shall be approved or be made with the intention or understanding that any part of such payment is to be used for any purpose other than that described by the documents supporting the payment. All payments must be supported with appropriately approved purchase orders, invoices or receipts, expense reports or other customary documents, all in accordance with established policy.

d. Officers, Directors and persons under their direction are prohibited from improperly influencing the external auditors of the Company.

GIFTS, GRATUITIES AND BUSINESS COURTESIES

Gifts and other gratuities, personal favors or benefits provided directly or indirectly by vendors, customers or other parties doing or attempting to do business with Handleman Company are prohibited, except for lawful items of nominal value which are customary in the industries in which the Company operates. Reasonable business related expenditures for food and beverage are allowed.

Gifts and other gratuities, personal favors or benefits provided out of corporate funds or from other Company assets are prohibited, except for lawful items of nominal value which are customary in the industries in which the Company operates. Reasonable business related expenditures for food and beverage are to be properly accounted for on corporate records. Customary nominal gratuities for services performed are permitted.

Gifts, favors and entertainment may be provided at the Company's expense only if they are of sufficiently reasonable and limited value and in a form that could not be construed as a bribe, pay-off, kick back, or other illegal or unethical payment. If you feel that a gift is appropriate, please confer with your Senior Management Executive prior to giving any gifts.

Payments in the nature of a bribe or kickback from corporate funds or other assets are prohibited. Amounts received either directly or through a third party with an understanding that rebates or refunds will be made are prohibited. Rebates and refunds resulting from activities performed by or for the Company must be remitted to the Company.

No employee or Company sponsored or affiliated group may solicit or accept any gift, favor, support or sponsorship from an organization that does business, or seeks to do business, with the Company without the express written approval of the CEO. This includes Company athletic events or other Company recreational activity, such as a Christmas party or other Company sponsored gathering, consisting principally of Company employees.

POLITICAL CONTRIBUTION AND ACTIVITIES

The making of unlawful contributions from corporate funds or other assets to a political party, political committee or other political organization, or to a candidate for political office, is prohibited. Political contributions, if lawful, require Board of Directors' approval. Please contact Executive Assistant to the CEO, for a copy of the Company's Charitable Contribution Program for eligible contributions as well as the Matching Gifts Policy.

COMPLIANCE WITH THE LAWS, RULES AND REGULATIONS

Participation, in any capacity, by the Company or any employee, officer or Director on behalf of the Company in any action or scheme for any unlawful purpose is prohibited.

The Company and its employees, officers and Directors are expected to adhere strictly to the requirements of various laws, rules and regulations affecting the Company's business. In addition to other laws mentioned in this Code, these laws include the Internal Revenue Code and various applicable federal, state, provincial and local laws, appropriate private and public regulatory agencies, the Securities Act and the Securities Exchange Act (including prohibitions on various insider trading activities in the Company's stock and prohibitions on disclosure of material or confidential inside information), and various antitrust laws, such as the Sherman Act, the Clayton Act, the Robinson-Patman Act and the Federal Trade Commission Act (including prohibitions on price fixing, improper price inducements or allowances on the sale or purchase of merchandise, discriminatory allowances for various services or false and misleading advertising). It is not expected that every employee, officer and Director will have full knowledge of the laws affecting his or her responsibilities, but will have a general knowledge of prohibited activities related to his or her work and will seek guidance, either directly from an executive officer of the Company or from Company counsel, on any matter on which there is a question.

INSIDER TRADING

The Company's CFO or Corporate Secretary will notify individuals who are considered "restricted employees" with respect to trading in Company stock. No stock of Handleman Company should be purchased or sold by a Director or restricted employee without first clearing the proposed purchase or sale with the Company's CFO or Corporate Secretary (who will review the proposed transaction with our law firm Honigman Miller Schwartz and Cohn). In addition, the Company's policy is that any trading in the Company's stock should be made by a Director, officer or restricted employee only during the period beginning three calendar days after the date of the earnings release or release of other material information and through the end of such current fiscal quarter (the "open window period"). The open window period may be extended for up to two weeks after the close of a fiscal quarter when, upon consultation with the CFO and Honigman Miller Schwartz and Cohn, it is determined that there is no undisclosed material non-public information about the Company that could be expected to affect the investment decision of an investor. If, however, during the closed window period a release of preliminary financial results occurs, the Company's CFO or Corporate Secretary will make a determination, after consulting with the CEO and corporate counsel, if such release constitutes an earnings release sufficient to end the restricted period. If such a determination is made, the restricted period will end three calendar days after the date of release of preliminary financial results. The Company's CFO or Corporate Secretary will be responsible for advising Directors, officers and restricted employees of this change. If a personal hardship or other extenuating circumstances cause a need to sell Company stock during the restricted period, the Company's CFO or Corporate Secretary can approve sales of 500 shares or less.

In any event, however, no trading can take place at any time if there is material information regarding the Company that has not been publicly disclosed (in which event the "restricted period" shall be deemed to be in effect until the open period, beginning three calendar days after such information is publicly disclosed or is no longer material). Accordingly, since a restricted employee might not be aware of possible material developments concerning the Company, the restricted employee must always consult with the Company's CFO or Corporate Secretary before any trading occurs.

The exercise of a stock option pursuant to an existing stock option agreement may occur at any time; however, the sale of any shares of the Company's stock received as a result of the exercise of the option should be handled in the manner described in the previous paragraphs. This general rule may be further restricted, in the case of beneficial owners, Directors and Executive Officers, by the policy promulgated herein which requires adherence to various laws affecting the Company's business, including the Securities Act and the Securities Exchange Act. Such further restriction would relate to the prohibition against such individual realizing a profit by purchasing and selling, or selling and purchasing, any equity security of the Company within any period of less than six months.

Guidance for a restricted employee's participation in the Company's 401 (k) Plan ("401 (k)") follows :

      - Upon first joining the 401 (k), an employee may begin contributing into the Company stock fund at any time.

      -     The Company match can occur at any time.

      - An employee may reduce or stop deferring salary into the Company stock fund at any time.

      - Once in the Plan, an employee may make a new deferral or increase a current deferral into the Company stock fund only during an open window period.

      - Employee may make intra-Plan transfers into or out of the Company stock fund only during an open window period.

401 (k) transactions of Executive Officers are further regulated by the SEC. Requirements include the prohibition against realizing a profit by purchasing and selling, or selling and purchasing Company stock in the Plan within any period of less than six months.

Employees that are not considered "restricted employees" may purchase or sell Handleman Company stock at any time. If a non-restricted employee, however, becomes aware of financial results or other material information that has not been publicly disclosed, the individual will be subject to the same restricted trading periods as a restricted employee.

CONFLICT OF INTEREST

A "conflict of interest" occurs when an individual's private interest interferes in any way or even appears to interfere with the interests of the Company as a whole.

Employees, officers and Directors are expected to act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships. Proper ethical handling of actual or apparent conflicts of interest between personal and professional relationships must be maintained.

It is important for all personnel to avoid conflicts of interest that could impair their independence of judgment concerning Company business. It is the desire of the Company to avoid not only actual and potential conflicts, but also the appearance of conflicts of interest involving any employee, officer or Director of the Company or its subsidiaries. The problem is not a simple one. No statement of policy, no matter how comprehensive and detailed, can possibly cover all situations and answer definitively the difficult questions of judgment involved. The Company must rely on the character, integrity and common sense of its personnel to avoid situations in which such conflicts might appear to exist.

Employees, officers and Directors must act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing their independent judgment to be subordinated.

When there is any question that a conflict of interest might be involved in an existing situation, or in some proposed action, an employee, officer or Director should not attempt to judge his/her own case, but should resolve any doubt in favor of full disclosure of the facts to the Company.

A Director, officer or employee of the Company could be considered to have violated his/her obligation to the Company in any situation where such Director, officer or employee violates, or fails to disclose to the Company the activities of any other Director, officer or employee of the Company which violate, the guidelines outlined below.

  a. No employee, officer or Director shall engage in any activity that is or could foreseeable become competitive with any business activities and operations conducted from time to time by the Company.

  b. No employee, officer or Director shall engage in any part-time business consulting arrangements or other business activities that would affect his/her ability to perform his duties efficiently for the Company. This would not apply to normal civic or charitable duties.

  c. No employee, officer or Director or any of his/her immediate relatives shall sell or lease to, or buy or lease from, the Company any kind of property, facility, equipment or service directly or indirectly without the approval of the CEO (this section excludes the purchase of compact discs, tapes, books or other merchandise sold by the Company as permitted under normal Company operating guidelines).

  d. No employee, officer or Director or any of his/her immediate relatives shall have any interest, direct or indirect, in any vendor, supplier, customer, contractor or subcontractor doing business with the Company, except for the ownership of securities of a publicly traded company.

  e. No executive officer or Director shall obtain a personal loan from the Company.

DUTY OF LOYALTY TO COMPANY

Employees, officers and Directors should not place themselves in a situation where they, rather than the Company profit from a business transaction in which the circumstances indicate that the business opportunity and the related profit rightfully should have been made available to the Company. In general, business opportunities which might reasonably be expected to be of interest to the Company should be brought to the CEO's attention for a determination as to whether the Company wishes to pursue it.

CONFIDENTIALITY

Employees, officers and Directors should maintain the confidentiality of information entrusted to them by the Company or its customers, except when disclosure is authorized or legally mandated. Confidential information includes all non-public information that might be of use to competitors, or harmful to the Company or its customers, if disclosed. Confidential information acquired in the course of an employee's, officer's, or Director's work must not be used for their personal advantage.

It is imperative that all information relating to the Company not be disclosed to any unauthorized persons. Even within your own unit or branch, information should only be revealed to those specific employees that have a need to know that information.

No employee, officer or Director shall disclose or use trade secrets, price lists, supplier lists or inside information or other confidential information which is obtained in the course of employment for such employee's, officer's or Director's or anyone else's, personal financial gain, or disclose such information to any outside person or party at any time, including after separation of employment from the Company.

FAIR DEALING

Each employee, officer and Director should endeavor to deal fairly with Handleman's customers, suppliers, competitors, shareholders and employees. No employee, officer or Director shall take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other intentional unfair dealing practice.

It is the policy of Handleman Company to recruit and hire, compensate, train, promote, discipline, demote and discharge employees in full compliance with state and federal laws relating to equal-employment opportunity.

Handleman views diversity as a business imperative that impacts sales, marketing, customer service, teamwork, recruitment, productivity, globalization and competitive advantage. The Company's aggressive growth goals, require that the workforce demographics and management of workforce diversity be an integral part of the organizational strategy.

Further, the Company has always taken pride in striving to provide a positive and harassment-free work environment, which offers each employee and officer the opportunity to perform to full potential. The Company prohibits harassment relating to an individual's race, color, creed, religion, age, national origin, citizenship status, gender, sexual orientation, weight, height, disability, marital status, veteran status or any other protected classification. Handleman's commitment to a harassment-free work environment applies to every aspect of the relationship with the Company and includes employees, contractors, customers and members of the public.

REPORTING OF ILLEGAL OR UNETHICAL BEHAVIOR

All employees, officers and Directors have a duty to adhere to the Code.

The Company will not discharge, demote, suspend, threaten, harass or in any manner discriminate against any employee in terms and conditions of employment based upon any lawful actions of such employee with respect to good faith reporting of violations of laws, rules, regulations or the Code. All employees can be assured that the reporting of any known violations of others will not have an effect on their careers with Handleman Company.

The Company does not expect its employees and officers to monitor each others business policy and conduct, but expects employees and officers to maintain high ethical standards and personal integrity which may require reporting violations of this code. Any employees having information or knowledge of violation of this Code shall promptly report such matter to (i) your supervisor or other member of management, (ii) P.O. Box 206, Troy, MI 48099-0203, or (iii) the ethics e-mail at ethics@handleman.com.

Effective May 1, 2004, employees may anonymously submit concerns regarding questionable accounting or auditing matters by calling "The Network", an independent organization, which provides an anonymous reporting service for Handleman Company's Financial Integrity and Controls Hotline.

COMPLIANCE STANDARDS AND PROCEDURES

All employees, officers and Directors shall be responsible for compliance with this policy, including distribution to, and compliance by, the employees of their respective departments.

The Code of Business Conduct and Ethics is included on Handleman's Internet website www.handleman.com, and intranet website.

The CFO will update and distribute the Code to all employees, officers, and Directors, at least annually. Key employees, officers and Directors shall periodically certify compliance with this policy, and shall also require other employees to do so. The Company will discipline employees and officers who do not submit accurate acknowledgement letters in a timely manner.

Any violations of the Code must be reported as outlined above (Reporting of Illegal and Unethical Behavior).

The CEO of Handleman Company shall have overall responsibility for supervising compliance with the policy, establishing procedures whereby compliance can be monitored and investigating violations or suspected violations of this policy.

The Company's Audit Committee of the Board of Directors will oversee treatment of employee concerns of any violations or suspected violations of this policy.

Any employee or officer who violates the policies in this Code shall be subject to disciplinary action up to and including dismissal.

Any waiver of this Code for executive officers or Directors may be made only by the Board of Directors or a Board committee and will be promptly disclosed as required by law and/or NYSE regulation.

APPENDIX D

       CHARTER OF THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE OF THE
                    BOARD OF DIRECTORS OF HANDLEMAN COMPANY

This Charter sets forth the duties and responsibilities of the Corporate Governance and Nominating Committee (the "Committee") of the Board of Directors (the "Board") of Handleman Company (the "Company").

MISSION STATEMENT

The Corporate Governance and Nominating Committee's mission is to ensure that the Board's corporate governance system operates effectively and fulfills the requirements of sound corporate governance practices. The Committee shall (i) identify individuals qualified to serve as Board members, consistent with criteria approved by the Board; (ii) recommend to the Board the Director nominees for election; (iii) develop and recommend to the Board corporate governance practices applicable to the Company; (iv) oversee the annual Board self evaluation process; and (v) annually evaluate the performance of the Committee.

COMPOSITION

The Committee is established by the Board and will consist of three or more members, with the exact number being determined by the Board. All members must be independent of the management of the Company, and free of any relationship that would interfere with their exercise of independent judgment as a Committee member. Each of the members of the Committee will be (i) an "independent" Director as defined under the rules of the New York Stock Exchange, as may be amended from time to time (ii) a "non-employee director," as defined in Rule 16b-3 promulgated under Section 16 of the Securities and Exchange Act of 1934, as amended, and (iii) an "outside director" under Regulation Section 1.162-27 promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended.

In addition, in order to be deemed independent of management of the Company, a member of the Committee cannot have engaged in any transaction or have been involved in any business relationship or otherwise that is described or set forth in Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission.

The Presiding Director, with the assistance of the Chairman of the Board, will recommend the annual appointment of the Committee Chair. The Chairman of the Corporate Governance and Nominating Committee, with the assistance of the Presiding Director and the Chairman of the Board, will recommend the annual appointment of the Committee members. The Committee membership, including the Chair, will be ratified by the entire Board of Directors.

The Committee Chair is responsible for reporting all activities and decisions of the Committee to the Board.

All members of the Committee serve at the discretion of the Board.

PRINCIPAL FUNCTIONS

The Committee's principle functions are to recommend to the Board qualified individuals to become Board members; to advise on the composition of the Board and its committees; to assess Board effectiveness, and to establish sound corporate governance practices for the Company.

The Committee shall:

      a. recommend the size and composition of the Board;

      b. develop guidelines and identify qualifications for new Directors;

      c. recommend nominees for Directors to the Board;

      d. consider shareholder nominated candidates for election as Directors;

      e. recommend committees, committee structure and committee membership for the Board;

      f. recommend performance criteria for the Board and oversee review of Board performance;

      g. review and recommend corporate governance practices and policies of the Company;

      h. review conflicts of interest that may affect Directors; and

      i. report Committee activities to the Board on a periodic basis.

The Committee may be assisted on projects from time to time by independent outside experts, consultants and various members of the Company's staff. Further the Committee shall consult with the CEO and other members of senior management, as necessary.

DUTIES AND RESPONSIBILITIES

The principal duties and responsibilities of the Committee in carrying out its responsibilities are set forth below. These duties and responsibilities are set forth as a guide with the understanding that the Committee may supplement them as appropriate and may establish policies and procedures from time to time that the Committee deems necessary or advisable in fulfilling its responsibilities. The Committee shall:

      1. Develop and recommend to the Board a set of corporate governance/nominating policies, practices, and guidelines (the "Guidelines") appropriate to the Company and review these Guidelines at least annually and recommend changes as necessary. The Guidelines must comply with New York Stock Exchange listing requirements.

      2. Recommend to the Board the appropriate size of the Board and the structure and operations of the various committees of the Board.

      3. Lead the search for individuals qualified to become members of the Board and to recommend Director nominees to be presented for shareholder approval at the Annual Meeting of Shareholders. The Committee shall solicit nominations for new Directors and screen the list of potential new Directors submitted to it by other Directors or any other sources.

      4. In soliciting nominations for new Directors, the Committee shall decide whether the assistance of a search firm is needed, and, if so, the Committee shall have the sole authority to retain and terminate any search firm. The Committee shall have the authority to approve the fees and terms of such advisors at the expense of the Company.

      5. After reviewing potential Board candidates, and consulting with the Presiding Director and the Chairman of the Board, the Committee shall designate which candidates are to be interviewed. Candidates at a minimum shall be interviewed by the Chairman of the Corporate Governance and Nominating Committee, the Presiding Director and the Chairman of the Board, and may be interviewed by other Directors as well.

      6. Recommend for Board approval any new Directors to be nominated. Prior to the final vote of the Board on the nomination of a new Director, arrange for all remaining Directors not involved in the interview process to meet the selected candidate, if desired.

      7. With the assistance of the Chairman of the Board, design and ensure new Director orientation and continuing education programs. Monitor Director participation in the continuing education program.

      8. Recommend if existing Board members should be re-nominated, after considering the appropriate skills and characteristics required on the Board, the current makeup of the Board and the desire of existing Board members to be re-nominated.

      9. Recommend committees, committee assignments, and committee chairs, to the Board for approval. This process will include soliciting input from the Presiding Director and Chairman of the Board and will, to the extent possible, take into consideration the desires of individual Board members.

      10. Manage the process whereby the full Board annually assesses its performance, and then report the results of this evaluation to the Board along with any recommendations for improvements.

      11. Manage the process whereby Board members are evaluated at the time they are considered for re-nomination.

      12. Review annually the Company's Corporate Governance Guidelines and recommend any changes to the Board.

      13. Review this Charter annually and recommend any appropriate changes to the Board and annually provide a self-evaluation of the Committee's performance to the Board.

      14. Perform any other duties or responsibilities expressly delegated to the Committee by the Board including any duties or responsibilities as set forth in the Corporate Governance Guidelines.

MEETINGS

The Corporate Governance and Nominating Committee will meet at least two times per year and at such other times as may be deemed necessary or appropriate in the judgment of its Chairman to accomplish the Committee's responsibilities. In lieu of a meeting, the Committee may also act by written consent resolution. Committee meeting procedures include the following guidelines:

      1. A majority of the Committee members will be deemed a quorum for the transaction of business.

      2. The action of a majority of those present at a meeting at which a quorum is present will represent an act of the Committee.

      3. The Committee Secretary will keep minutes of all Committee meetings, which will be distributed to Board members.

      4. The Chairman of the Board will be the management liaison to the Committee.

      5. The Chairman of the Board will prepare a preliminary agenda to be reviewed with the Committee Chairman who will make the final decision regarding the agenda.

      6. The agenda and all materials to be reviewed at the meetings will be provided to the Committee members as far in advance of the meeting as practicable.

      7. The Committee Chair is responsible for reporting all activities and decisions of the Committee to the Board.

The Chairman of the Board should coordinate all mailings to the Committee members, to the extent practicable.

APPENDIX E

                      CHARTER OF THE COMPENSATION COMMITTEE
                 OF THE BOARD OF DIRECTORS OF HANDLEMAN COMPANY

This Charter sets forth the duties and responsibilities of the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Handleman Company (the "Company").

MISSION STATEMENT

The Compensation Committee's mission is to discharge the Board's duties and responsibilities with respect to approving all forms of compensation and benefits for the Company's executive officers, other key employees and Directors. The Committee shall communicate to shareholders the Company's compensation policies and practices as required by the Securities and Exchange Commission (the "SEC").

COMPOSITION

The Committee is established by the Board and will consist of three or more members, with the exact number being determined by the Corporate Governance and Nominating Committee. All members must be independent of the management of the Company and free of any relationship that would interfere with their exercise of independent judgment as a Committee member. Each of the members of the Committee will be (i) an "independent director" as defined under the rules of the New York Stock Exchange, as may be amended from time to time (ii) a "non-employee director," as defined in Rule 16b-3 promulgated under Section 16 of the Securities and Exchange Act of 1934, as amended, and (iii) an "outside director" under Regulation Section 1.162-27 promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended.

In addition, in order to be deemed independent of management of the Company, a member of the Committee cannot have engaged in any transaction or have been involved in any business relationship or otherwise that is described or set forth in Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission.

The Chairman of the Corporate Governance and Nominating Committee, with the assistance of the Presiding Director and Chairman of the Board, will recommend the annual appointment of the Committee members, as well as the Committee Chair. The Committee membership, including the Chair, will be ratified by the entire Board of Directors.

The Committee Chair is responsible for reporting all activities and decisions of the Committee to the Board.

All members of the Committee serve at the discretion of the Board.

PRINCIPAL FUNCTIONS

The Committee provides assistance to the Board of Directors in fulfilling its responsibility to achieve the Company's objective of maximizing the long-term total return to shareholders by ensuring that executive officers, key employees and Directors are fairly and appropriately compensated in accordance with the Company's compensation philosophy, objectives and policies.

The Committee will review and approve compensation and benefit policies, strategies and pay levels necessary to support the Company's objectives.

The Committee shall:

      a. Review and approve the Company's compensation philosophy;

      b. Review and approve the executive compensation programs, plans and awards;

      c. Oversee CEO and other executive officer succession;

      d. Oversee the administration of the Company's short- and long-term incentive plans, including all stock or stock-based plans;

      e. Review and approve general employee pension benefit plans of the Company, as well as all other employee benefit plan arrangements; and

      f. Issue a report annually on executive compensation that is in accordance with the applicable rules and regulations of the SEC for inclusion in the Company's annual proxy statement.

The Committee may be assisted on projects from time to time by independent outside experts, consultants and various members of the Company's staff. Further, the Committee shall consult with the CEO and other members of senior management, as necessary.

DUTIES AND RESPONSIBILITIES

The principal duties and responsibilities of the Committee in carrying out its oversight responsibilities are set forth below. These duties and responsibilities are set forth as a guide with the understanding that the Committee may supplement them as appropriate and may establish policies and procedures from time to time that the Committee deems necessary or advisable in fulfilling its responsibilities.

      1. Oversee and approve the design of a comprehensive executive compensation policy that (a) supports the Company's overall strategy and objectives; (b) attracts and retains key executives; (c) links total compensation to financial performance and the attainment of strategic objectives; and (d) provides competitive total compensation opportunities at a reasonable cost while enhancing the ability to fulfill the Company's objectives.

      2. Periodically review and approve new compensation plans to insure consistency with the compensation policy, and monitor the appropriateness and effectiveness of such plans. The Committee will also review and make recommendations to the Board with respect to the adoption of, or amendments to, equity-based incentive compensation.

      3. Review and approve the annual base salary, annual incentive compensation, long-term incentive grants, executive perquisites, benefits and supplemental benefits of the CEO, executive officers and other key employees of the Company.

      4. Annually evaluate the CEO's and other key executives' incentive compensation payouts against pre-established, measurable performance goals and objectives.

      5. Annually appraise the performance of the CEO and provide developmental feedback to the CEO.

      6. Assist the Board in the annual review of a succession plan for the CEO and other executive officers with consideration of the CEO's recommendations.

      7. Review and recommend Director compensation programs, including retainers, fees and stock grants, for vote by the full Board. Given the conflict inherent with Directors setting their own pay levels, these recommendations will be based upon information provided by outside consultants and/or director compensation surveys.

      8. Retain, as it deems appropriate, compensation consultants, legal counsel and other advisors to assist the Committee in connection with its functions. The Committee shall have the sole authority to approve the fees and other retention terms of such advisors at the expense of the Company.

      9. Review and approve the Company's Share Ownership Guidelines for key management and Directors, and monitor compliance with such Share Ownership Guidelines.

      10. Review and approve the contents of SEC filings relating to compensation matters. This includes information included in the proxy statement, including the Compensation Committee Report, as well as disclosures in the SEC Form 10-K.

      11. Confirm that the compensation program and practices of the Company are designed with full consideration of all tax, accounting, legal and regulatory requirements (including Section 162(m)).

      12. Keep abreast of current developments in executive compensation and employee compensation practices.

      13. Report the findings and/or recommendations of the Committee to the Board on a periodic basis.

      14. Review this Charter annually and recommend to the Board any changes it determines are appropriate and annually provide a self-evaluation of the Committee's performance to the Board.

      15. Perform any other duties or responsibilities expressly delegated to the Committee by the Board including any duties or responsibilities as set forth in the Corporate Governance Guidelines.

MEETINGS

The Committee will meet at least three times per year and at such other times as may be requested by its Chairman to accomplish the Compensation Committee's responsibilities. In lieu of a meeting, the Committee may also act by written consent resolution. Committee meeting procedures include the following guidelines:

      1. A majority of the Committee members will be deemed a quorum for the transaction of business.

      2. The action of a majority of those present at a meeting at which a quorum is present will represent an act of the Committee.

      3. The Committee Secretary will keep minutes of all Committee meetings, which will be distributed to Board members.

      4.  The CEO will be the management liaison to the Committee.

      5. The CEO will prepare a preliminary agenda to be reviewed with the Committee Chairman who will make the final decision regarding the agenda.

      6. The agenda and all materials to be reviewed at the meetings will be provided to the Committee members as far in advance of the meeting as practicable.

The CEO should coordinate all mailings to the Committee members, to the extent practicable.

APPENDIX F

                                HANDLEMAN COMPANY
                                 2004 STOCK PLAN

1. PURPOSE OF PLAN: The purpose of the Handleman Company 2004 Stock Plan is to promote the performance and long-term growth of the Company by advancing its ability to attract, motivate and retain key employees (including officers who are also key employees) and outside Directors, as well as to strengthen the mutuality of interests of its key employees and outside Directors with the Company's shareholders.

2. DEFINITIONS: As used herein, the following definitions shall apply:

      (a)   "Plan" shall mean this Handleman Company 2004 Stock Plan.

      (b) "Company" shall mean Handleman Company, a Michigan corporation, or any successor thereof.

      (c) "Committee" shall mean the Compensation Committee of the Board of Directors of the Company. All members of the Committee must be independent of the management of the Company, and free of any relationship that would interfere with their exercise of independent judgment as a Committee member. Each of the members of the Committee will be (i) an "independent director" as defined under the rules of the New York Stock Exchange, as may be amended from time to time
            (ii) a "non-employee director," as defined in Rule 16b-3 promulgated under Section 16 of the Securities and Exchange Act of 1934, as amended, (the "Exchange Act") or any similar or successor provision and (iii) an "outside director" under Regulation Section 1.162-27 promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended.

      (d) "Common Stock" shall mean the Company's Common Stock, $0.01 par value per share.

      (e) "Participant" shall mean any Director who is not an employee of the Company or any Subsidiary (hereinafter defined as an "Outside Director") and any officer or employee of the Company or any Subsidiary designated by the Committee under Paragraph 6, for participation in the Plan.

      (f) "Nonqualified Option" shall mean an option to purchase Common Stock of the Company which meets the requirements set forth in the Plan but does not meet the definition of, or is not intended to be, an incentive stock option set forth in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      (g) "Incentive Option" shall mean an option to purchase Common Stock of the Company which meets the requirements set forth in the Plan and also meets the definition of an incentive stock option set forth in
            Section 422 of the Code.

      (h) "Subsidiary" shall mean any Company, limited liability Company, partnership, or any other entity, in which the Company owns, directly or indirectly, stock or interest therein, possessing more than twenty-five percent of the combined voting power of all classes of stock or interests.

      (i) "Restricted Stock" shall mean a grant of Common Stock of the Company which is subject to restrictions against transfer, forfeiture and such other terms and conditions determined by the Committee, as provided in Paragraph 17.

      (j) "Performance Share" shall mean a grant of Common Stock of the Company upon the attainment of one or more performance goals during a performance period established by the Committee, as provided in Paragraph 18.

      (k) "Performance Unit" shall mean a grant of an amount of cash, determined by reference to a share of Common Stock of the Company, upon the attainment of one or more performance goals during a performance period established by the Committee, as provided in Paragraph 18.

      (l) "Stock Appreciation Right" shall mean any right granted to a Participant pursuant to Paragraph 9 hereof to receive, upon exercise by the Participant, the excess of (i) the fair market value of one share of Common Stock of the Company on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Option, at any time during a specified period before the date of exercise over (ii) the grant price of the right on the date of grant, or if granted in connection with an outstanding option on the date of grant of the related option, as specified by the Committee in its sole discretion, which shall not be less than the fair market value of one share of Common Stock of the Company on such date of grant of the right or the related option, as the case may be.

3. ADMINISTRATION: The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall determine, from those eligible to be Participants under the Plan, the persons to be granted stock options, Stock Appreciation Rights, Restricted Stock, Performance Shares and Performance Units, the amount of stock or rights to be optioned or granted to each such person, and the terms and conditions of any stock options, Stock Appreciation Rights, Restricted Stock, Performance Shares and Performance Units. Subject to the provisions of the Plan, the Committee is authorized to interpret the Plan, to promulgate, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for its administration. Interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive. Acts approved by a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

4. INDEMNIFICATION OF COMMITTEE MEMBERS: In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any stock option, Stock Appreciation Right, Restricted Stock, Performance Share or Performance Unit granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Board of Directors of the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be determined in such action, suit or proceeding that such Committee member has acted in bad faith; provided, however, that within sixty (60) days after receipt of notice of institution of any such action, suit or proceeding a Committee member shall offer the Company in writing the opportunity, at its own cost, to handle and defend the same.

5. MAXIMUM NUMBER OF SHARES SUBJECT TO PLAN: The maximum number of shares of stock which may be issued pursuant to Restricted Stock or Performance Share awards or with respect to which stock options may be granted under the Plan shall not exceed in the aggregate 750,000 shares (subject to adjustments as provided in this Paragraph 5), of which no more than 500,000 shares in the aggregate (subject to adjustments as provided in this Paragraph 5) may be issued pursuant to Incentive Options.

The maximum number of shares with respect to which stock options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units may be granted to any Participant (other than an Outside Director) during any calendar year shall not exceed 200,000 shares (subject to adjustments as provided in this Paragraph 5) and the maximum number of shares with respect to which stock options, Stock Appreciation Rights or Restricted Stock may be granted to any Outside Director Participant during any calendar year shall not exceed 10,000 shares (subject to adjustments as provided in this Paragraph 5).

For the purpose of computing the total number of shares of Common Stock available for grants of stock options, Restricted Stock or Performance Share awards under the Plan, there shall be counted against the foregoing limitations the number of shares of Common Stock subject to issuance upon exercise or settlement of grants or awards as of the dates on which such grants or awards are granted. The shares of Common Stock which were previously subject to grants or awards shall again be available for grants or awards under the Plan if any such grants or awards are forfeited, terminated, expire unexercised, settled in cash or exchanged for other grants or awards (to the extent of such forfeiture, termination, expiration, cash settlement or exchange of such grants or awards), or if the shares of Common Stock subject thereto can otherwise no longer be issued. Further, any shares of Common Stock which are used as full or partial payment to the Company by a Participant of the purchase price of shares of Common Stock upon exercise of a stock option shall again be available for grants or awards under the Plan. Notwithstanding the foregoing, all shares of Common Stock with respect to which a grant or award is granted shall be counted for purposes of the 200,000 and 10,000 shares per year, per Participant share limitations, regardless of whether the Participant does not realize the benefit of the grant or award as a result of forfeiture, cancellation, expiration, termination or other event. Consistent with the purposes of the Plan and with a view to avoiding over or under counting, the Committee shall, in its discretion, determine the number of shares of Common Stock to charge against the shares of Common Stock remaining available under the Plan as a result of the grant, exercise or settlement of, or other transactions relating to, grants or awards made under the Plan.

The number of shares subject to each outstanding stock option, Stock Appreciation Right, Restricted Stock, Performance Share or Performance Unit award, the option price with respect to outstanding stock options and Stock Appreciation Rights, the aggregate number of shares available at any time under the Plan, and the maximum number of shares as to which grants or awards may be made to an individual Participant during any calendar year shall be subject to such adjustment as the Committee, in its discretion, deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Company; provided, however, that no fractional shares shall be issued pursuant to the Plan, no rights may be granted under the Plan with respect to fractional shares, and any fractional shares resulting from such adjustments shall be eliminated from any outstanding stock option or Restricted Stock or Performance Share award.

6. PARTICIPANTS: The Committee shall determine and designate from time to time, in its sole discretion, those Outside Directors and key employees (including officers who are also key employees) of the Company or any Subsidiary to whom stock options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units are to be granted or awarded and who thereby become Participants under the Plan.

7. WRITTEN AGREEMENT: Each stock option and Stock Appreciation Right granted and each award of Restricted Stock, Performance Shares and Performance Units shall be evidenced by a written agreement between the Company and the Participant and shall contain such provisions as may be approved by the Committee. Such agreements shall constitute binding contracts between the Company and the Participant, and every Participant, upon acceptance of such agreement, shall be bound by the terms and restrictions of the Plan and of such agreement. The terms of each such agreement shall be in accordance with the Plan, but the agreements may include such additional provisions and restrictions determined by the Committee, provided that such additional provisions and restrictions do not violate the terms of the Plan.

8. ALLOTMENT OF SHARES: Subject to the provisions of Paragraph 5 of the Plan, the Committee shall determine and fix the number of shares of stock with respect to which each Participant may be granted stock options and Stock Appreciation Rights and the number of Performance Shares and Performance Units and shares of Restricted Stock which each Participant may be awarded; provided, however, that no Incentive Option may be granted under the Plan to any one Participant which would result in the aggregate fair market value, determined as of the date the option is granted, of underlying stock with respect to which Incentive Options are exercisable for the first time by such Participant during any calendar year under any plan maintained by the Company (or any parent or Subsidiary of the Company) exceeding $100,000.

9. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS: Subject to the terms of the Plan, the Committee may grant to Participants either Incentive Options, Nonqualified Options or any combination thereof, provided, however, that Outside Director Participants may only be granted Nonqualified Options and an employee of a Subsidiary may be granted an Incentive Option only if the Subsidiary is a Company (or is treated as a disregarded entity owned by a Company) fifty percent or more of the combined voting power of all classes of stock of which is owned, directly or indirectly, by the Company. Each option granted under the Plan shall designate the number of shares covered thereby, if any, with respect to which the option is an Incentive Option, and the number of shares covered thereby, if any, with respect to which the option is a Nonqualified Option. Stock Appreciation Rights may be granted hereunder to Participants either alone or in addition to or in conjunction with other awards granted under the Plan and may, but need not, relate to a specific option granted under this Paragraph 9. The provisions of Stock Appreciation Rights need not be the same with respect to each recipient. Any Stock Appreciation Right related to a Nonqualified Option may be granted at the same time such Nonqualified Option is granted or at any time thereafter before exercise or expiration of such Nonqualified Option. Any Stock Appreciation Right related to an Incentive Option must be granted at the same time such Incentive Option is granted, and may be exercised only if and when the fair market value of the Common Stock subject to the Incentive Option exceeds the aggregate exercise price for the Common Stock subject to the Incentive Option and the amount payable to the Participant upon exercise of such Stock Appreciation Right may not exceed the amount of such excess. Moreover, any Stock Appreciation Right related to an Incentive Option may be exercised only when such Incentive Option is eligible to be exercised, and shall be transferable only when such Incentive Option is transferable and under the same conditions. In the case of any Stock Appreciation Right related to any option, the Stock Appreciation Right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related option, except that a Stock Appreciation Right granted with respect to less than the full number of shares of Common Stock covered by a related option shall not be reduced until the exercise or termination of the related option exceeds the number of shares of Common Stock not covered by the Stock Appreciation Right. Any option related to any Stock Appreciation Right shall no longer be exercisable to the extent the related Stock Appreciation Right has been exercised. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

10. STOCK OPTION PRICE: Subject to the rules set forth in this Paragraph 10, at the time any stock option is granted, the Committee shall establish the price per share for which the shares covered by the option may be purchased. With respect to an Incentive Option, such option price shall not be less than 100% of the fair market value of the stock on the date on which such option is granted; provided, however, that with respect to an Incentive Option granted to an employee who at the time of the grant owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of the Company or of any parent or Subsidiary, the option price shall not be less than 110% of the fair market value of the stock on the date such option is granted. With respect to a Nonqualified Option, the option price shall not be less than 100% of the fair market value of the stock on the date such option is granted. Fair market value of a share shall be determined by the Committee and may be determined by taking the mean between the highest and lowest quoted selling prices of the Company's stock on any exchange or other market on which the shares of Common Stock of the Company shall be traded on such date. The option price shall be subject to adjustment in accordance with the provisions of Paragraph 5 of the Plan.

Notwithstanding anything to the contrary contained in the Plan, no decrease in the option price (through amendment, cancellation or replacement grants or any other means) of any stock option previously granted to a Participant, where such decrease would be deemed to be a repricing thereof in accordance with Item 402(i) of Regulation S-K, or any similar or successor provision, promulgated by the Securities and Exchange Commission, shall be valid or effective unless such repricing shall be approved by a majority of the shareholders of the Company who vote on such repricing within twelve (12) months of the date of such repricing.

11. PAYMENT OF STOCK OPTION PRICE: At the time of the exercise in whole or in part of any stock option granted hereunder, payment of the option price in full in cash or, with the consent of the Committee, in Common Stock of the Company, shall be made by the Participant for all shares so purchased. In the discretion of, and subject to such conditions as may be established by, the Committee, payment of the option price may also be made by the Company retaining from the shares to be delivered upon exercise of the stock option that number of shares having a fair market value on the date of exercise equal to the option price of the number of shares with respect to which the Participant exercises the option. In the discretion of the Committee, a Participant may exercise an option, if then exercisable, in whole or in part, by delivery to the Company of written notice of the exercise in such form as the Committee may prescribe, accompanied by irrevocable instructions to a stock broker to promptly deliver to the Company full payment for the shares with respect to which the option is exercised from the proceeds of the stock broker's sale of or loan against some or all of the shares (a "Regulation T Stock Option Exercise"). In the event the Company then has in effect a stock repurchase program, in its discretion and subject to such terms and conditions as it may impose, the Committee may permit a Participant to exercise an option and pay the option price by delivering to the Company a written notice of exercise which includes a request that the Company repurchase (and retain the repurchase price of) that number of the option shares having a fair market value on the date of exercise equal to the option price of the number of shares with respect to which the Participant exercises the option. Such payment may also be made in such other manner as the Committee determines is appropriate, in its sole discretion. No Participant shall have any of the rights of a shareholder of the Company under any stock option until the actual issuance of shares to said Participant, and prior to such issuance no adjustment shall be made for dividends, distributions or other rights in respect of such shares, except as provided in Paragraph 5.

12. GRANTING AND EXERCISE OF STOCK OPTIONS: Each stock option granted hereunder shall be exercisable at any such time or times or in any such installments as may be determined by the Committee at the time of the grant; provided, however, that no stock option may be exercisable prior to the expiration of six (6) months from the date of grant unless the Participant retires from employment at a retirement age permitted under the Company's retirement Plan or dies or becomes disabled prior thereto; and provided further that no Nonqualified Option granted to an outside Director Participant may be exercisable prior to the expiration of twelve (12) months from the date of grant unless the outside director Participant dies or becomes disabled prior thereto or terminates services as an outside director prior thereto. In addition, the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000.

A Participant may exercise a stock option, if then exercisable, in whole or in part by delivery to the Company of written notice of the exercise, in such form as the Committee may prescribe, accompanied by payment for the shares with respect to which the stock option is exercised as provided in Paragraph 11. Except as provided in Paragraph 16, stock options may be exercised only while the Participant is an employee or an outside Director, as the case may be, of the Company or a Subsidiary.

Successive stock options may be granted to the same Participant, whether or not the stock option(s) previously granted to such Participant remain unexercised. A Participant may exercise a stock option, if then exercisable, notwithstanding that stock options previously granted to such Participant remain unexercised.

13. NON-TRANSFERABILITY OF STOCK OPTIONS: No stock option or Stock Appreciation Right granted under the Plan to a Participant shall be transferable by such Participant otherwise than by will, or by the laws of descent and distribution, and each such option and Stock Appreciation Right shall be exercisable, during the lifetime of the Participant, only by the Participant. Notwithstanding the foregoing, in its sole discretion and subject to such terms and conditions as it may prescribe, the Committee may permit a Participant to transfer a Nonqualified Option or related Stock Appreciation Right.

14. TERM OF STOCK OPTIONS: If not sooner terminated, each stock option granted hereunder shall expire not more than ten (10) years from the date of the granting thereof; provided, however, that with respect to an Incentive Option granted to a Participant who, at the time of the grant, owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of all classes of stock of the Company or any parent or Subsidiary, such option shall expire not more than five (5) years after the date of granting thereof.

15. CONTINUATION OF EMPLOYMENT: The Committee may require, in its discretion, that any Participant under the Plan to whom a stock option or Stock Appreciation Right shall be granted shall agree in writing as a condition of the granting of such stock option or Stock Appreciation Right to remain in the employ of the Company or a Subsidiary for a designated minimum period from the date of the granting of such stock option or Stock Appreciation Right as shall be fixed by the Committee and may further require, in its discretion, that any Participant agree in writing to comply with any confidentiality, non-solicitation, non-competition and non-disparagement provisions and covenants that the Committee may require as a condition precedent to the exercise of a stock option or Stock Appreciation Right.

16. TERMINATION OF EMPLOYMENT: If the employment of a Participant by the Company or a Subsidiary shall be terminated (or an outside Director's service as a Director shall terminate), the Committee may, in its discretion, permit the exercise of stock options granted to such Participant (a) for a period not to exceed three months following such termination of employment (or one year following termination of employment on account of the Participant's death or permanent disability) with respect to Incentive Options, and (b) for a period not to extend beyond the expiration date with respect to Nonqualified Options. In no event, however, shall a stock option be exercisable subsequent to its expiration date. A stock option may only be exercised after termination of a Participant's employment (or of an outside director's service as a director) to the extent exercisable on the date of termination of employment (or termination of service as an outside director); provided, however, that if the termination of a Participant's employment (or of an outside director's service as a director) is due to the Participant's death or permanent disability, all stock options granted to such Participant shall thereupon become exercisable in full; and provided further, that if the termination of a Participant's employment (or of an outside director's service as a director) is due to the Participant's retirement at a retirement age permitted under the Company's retirement Plan, the Participant's stock options will become exercisable following the termination of employment or service as a director in accordance with the provisions established at the time of grant in the relevant stock option agreement or agreements.

17. RESTRICTED STOCK AWARDS: Subject to the terms of the Plan, the Committee may award shares of Restricted Stock to Participants. All shares of Restricted Stock granted to Participants under the Plan shall be subject to the following terms and conditions (and to such other terms and conditions prescribed by the Committee):

      (a) At the time of each award of restricted shares, there shall be established for the shares a restricted period, which shall be no less than six (6) months. Such restricted period may differ among Participants and may have different expiration dates with respect to portions of shares covered by the same award.

      (b) Shares of Restricted Stock awarded to Participants may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered during the restricted period applicable to such shares. Except for such restrictions on transfer, a Participant shall have all of the rights of a shareholder in respect of restricted shares awarded to him or her including, but not limited to, the right to receive dividends on, and the right to vote, the shares.

      (c) If a Participant ceases to be employed by the Company or a Subsidiary for any reason other than death, permanent disability or retirement at a retirement age permitted under the Company's retirement Plan, all shares theretofore awarded to the Participant which are still subject to the restrictions imposed by Paragraph

            17(b) shall upon such termination of employment be forfeited and transferred back to the Company, without payment of any consideration by the Company; provided, however, that in the event such employment is terminated by action of the Company or a Subsidiary without cause or by agreement between the Company or a Subsidiary and the Participant, the Committee may, in its discretion, release some or all of the shares from the restrictions. For this purpose, the Committee's definition of "cause" shall be final and conclusive.

      (d) If a Participant ceases to be employed by the Company or a Subsidiary by reason of death, permanent disability or retirement at a retirement age permitted under the Company's retirement Plan, the restrictions imposed by Paragraph 17(b) shall lapse with respect to shares then subject to such restrictions.

      (e) Stock certificates may be issued in respect of shares of Restricted Stock awarded hereunder, in which event the certificates shall be registered in the name of the Participant. Such certificates, if issued, shall be deposited with the Company or its designee, together with a stock power endorsed in blank, and, in the discretion of the Committee, a legend shall be placed upon such certificates reflecting that the shares represented thereby are subject to restrictions against transfer and forfeiture. In the discretion of the Committee, in lieu of issuing certificates for shares of Restricted Stock granted hereunder, the shares may be registered in the name of the Participant and held in book entry form by the Company's stock transfer agent.

      (f) At the expiration of the restricted period applicable to the shares, the Company shall deliver to the Participant or the legal representative of the Participant's estate stock certificates for the shares. If certificates for the shares have previously been issued and a legend has been placed on such certificates in accordance with Paragraph 17(e), the Company shall cause such certificates to be reissued without the legend.

In the case of events such as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Company, any stock, securities or other property which a Participant receives or is entitled to receive by reason of his ownership of restricted shares shall, unless otherwise determined by the Committee, be subject to the same restrictions applicable to the restricted shares and shall be deposited with the Company or its designee or held in book entry form by the Company's stock transfer agent.

18. PERFORMANCE SHARES AND PERFORMANCE UNITS: The Committee may grant to a Participant the right to obtain Performance Shares or Performance Units, or some combination of each, subject to the following terms and conditions:

      (a) The Participant's right to obtain Performance Shares or Performance Units shall be subject to attainment of one or more performance goals over a performance period prescribed by the Committee.

      (b) The performance goal applicable to an award to a Participant of the right to obtain Performance Shares or Performance Units shall be based upon free cash flow and/or cash flow return on investment of the Company, a Subsidiary, or a division or unit thereof. The performance goal may also be based upon stock price, market share, sales, revenues, earnings per share, return on equity, total shareholders return, costs, net income, and/or margins of the Company, a Subsidiary, or a division or unit thereof. The specific targets and other details of the performance goal shall be established by the Committee in its discretion. A performance goal must, however, be objective so that a third party with knowledge of the relevant facts could determine whether the goal has been attained.

      (c) The performance goal applicable to an award to a Participant of the right to obtain Performance Shares or Performance Units shall be established by the Committee in writing at any time during the period beginning on the date of the award and ending on the earlier of (i) ninety (90) days after commencement of the performance period applicable to the award, or (ii) expiration of the first 25% of the performance period; provided, however, that there must be substantial uncertainty whether a performance goal will be attained at the time it is established by the Committee.

      (d) The performance goal established by the Committee must prescribe an objective formula or standard, that could be applied by a third party having knowledge of the relevant performance results, to compute the number of Performance Shares or Performance Units issuable to the Participant if the goal is attained.

      (e) Unless otherwise determined by the Committee in the case of a Participant who dies or becomes permanently disabled, Performance Shares and Performance Units shall be issued to a Participant only after (i) expiration of the performance period and attainment of the performance goal applicable to the award, and (ii) issuance of a written certification by the Committee (including approved minutes of the meeting of the Committee at which the certification is made) that the performance goal and any other material terms of the award have been attained or satisfied.

      (f) No Participant shall have any of the rights of a shareholder of the Company in respect of the shares covered by a Performance Share or Performance Unit award until the actual issuance of the shares to said Participant and, prior to such issuance, no adjustments shall be made for dividends, distributions or other rights in respect of such shares, except as provided in Paragraph 5.

      (g) In its discretion and subject to such terms and conditions as it may impose, the Committee may permit a Participant to elect to defer receipt of Performance Shares or Performance Units to a time later than the time the shares otherwise would be issued or cash would otherwise be paid to the Participant. In such event, the Committee may, in its discretion, provide for the payment of a market rate of interest in respect of such deferral.

      (h) In the discretion of the Committee, in lieu of settling a Performance Share award by issuance of shares of Common Stock of the Company to a Participant, all or a portion of the award may be settled by payment of cash to the Participant in an amount equal to the fair market value of the otherwise issuable shares as of the end of the performance period applicable to the award; provided, however, that the amount of cash paid to any Participant during any calendar year in settlement of a Performance Share award shall not exceed $1,000,000.

      (i) Unless otherwise determined by the Committee, Performance Shares, Performance Units or rights therein awarded to a Participant may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered by the Participant at any time before actual issuance of the shares to the Participant.

      (j) In its discretion, the Committee may subject a Performance Share or Performance Unit award to a Participant to any other terms or conditions not inconsistent with the foregoing, including, without limitation, a requirement that the Participant remain an employee of the Company or a Subsidiary (including at or above a specified salary grade) for the entire performance period applicable to the award.

Performance Share and Performance Unit awards under the Plan are intended to constitute qualified performance-based compensation for purposes of Section 162(m)(4)(C) of the Code and the Treasury Regulations thereunder, and the provisions of this Paragraph 18 (and the other provisions of the Plan relating to Performance Share and Performance Unit awards) shall be interpreted and administered to effectuate that intent. Moreover, the Committee may revise or modify the terms of an outstanding Performance Share or Performance Unit award to the extent the Committee determines, in its discretion, that such revision or modification is necessary for such award to constitute qualified performance-based compensation.

     19. INVESTMENT PURPOSE: If the Committee in its discretion determines that as a matter of law such procedure is or may be desirable, it may require a Participant, upon any acquisition of stock hereunder (whether by reason of the exercise of stock options or the award of restricted or Performance Shares) and as a condition to the Company's obligation to deliver certificates representing such shares, to execute and deliver to the Company a written statement in form satisfactory to the Committee, representing and warranting that the Participant's acquisition of shares of stock shall be for such person's own account, for investment and not with a view to the resale or distribution thereof and that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with respect to the shares being offered and sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Company as to the availability of such exemption. The Company may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Participant under the Plan.

     20. RIGHTS TO CONTINUED EMPLOYMENT: Nothing contained in the Plan or in any stock option, Stock Appreciation Right, Restricted Stock, Performance Share or Performance Unit granted or awarded pursuant to the Plan, nor any action taken by the Committee hereunder, shall confer upon any Participant any right with respect to continuation of employment by or service for the Company or a Subsidiary as an employee or outside director nor interfere in any way with the right of the Company or a Subsidiary to terminate such person's employment or service as an employee or outside director at any time with or without cause.

     21. WITHHOLDING PAYMENTS: If, upon the exercise of a Nonqualified Option or Stock Appreciation Right, or upon the award of Restricted Stock or the expiration of restrictions applicable to Restricted Stock, or upon a disqualifying disposition (within the meaning of Section 421 of the Code) of shares acquired upon exercise of an Incentive Option, or upon the payment of cash pursuant to a Performance Unit award or the issuance of shares pursuant to (or the payment of cash in settlement of) a Performance Share award, there shall be payable by the Company or a Subsidiary an amount for income tax withholding, in the Committee's sole discretion, either the Company shall appropriately reduce the amount of stock or cash to be paid to the Participant or the Participant shall pay such amount to the Company or Subsidiary to reimburse it for such income tax withholding. The Committee may in its sole discretion permit Participants to satisfy such withholding obligations, in whole or in part, by electing to have the amount of Common Stock delivered or deliverable by the Company upon exercise of a stock option or upon award of Restricted Stock or Performance Shares appropriately reduced, or by electing to tender Common Stock back to the Company subsequent to exercise of a stock option or award of Restricted Stock or Performance Shares, to reimburse the Company for such income tax withholding, subject to such rules and regulations as the Committee may adopt. The Company or any of its Subsidiaries shall also have the right to withhold the amount of such taxes from any other sums or property due or to become due from the Company or any of its Subsidiaries to the Participant upon such terms and conditions as the Committee shall prescribe. The Company may also defer issuance of stock under the Plan until payment by the Participant to the Company or any of its Subsidiaries of the amount of any such tax. In the case of a Regulation T Stock Option Exercise, the Committee may in its discretion permit the Participant to irrevocably instruct a stock broker to promptly deliver to the Company an amount (in addition to the option exercise price) equal to any withholding tax owing in respect of the option exercise from the proceeds of the stock broker's sale of or loan against some or all of the shares. In the event the Company then has in effect a stock repurchase program, in its discretion and subject to such terms and conditions as it may impose, the Committee may permit Participants to satisfy their withholding tax obligations by requesting that the Company repurchase (and retain the repurchase price of) that number of shares issuable or issued under the Plan having a then fair market value equal to the amount of withholding tax due. The Committee may make such other arrangements with respect to income tax withholding as it shall determine.

     22. CHANGE IN CONTROL: Notwithstanding any other provision of the Plan or any provision of a grant or award agreement, in the event the Committee determines that there has been or will be a change in control of the Company or of any Subsidiary, the Committee may provide for any treatment of outstanding stock options, Stock Appreciation Rights, Restricted Stock, Performance Share or Performance Unit grants or awards which it determines, in its discretion, to be appropriate. Such treatment may include, without limitation, acceleration of vesting of stock options and Stock Appreciation Rights, release of restrictions applicable to Restricted Stock, or deeming Performance Share or Performance Unit awards to have been earned. In determining whether there has been or will be a change in control of the Company or of any Subsidiary, the Committee may utilize a definition it deems appropriate of a change in control contained in any existing agreement between the Company or a Subsidiary and one of its senior executives.

     23. GENERAL: Grants or awards may be made to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of grants or awards in order to minimize the Company's obligation with respect to tax equalization for Participants on assignments outside their home country.

     Except as otherwise provided in the Plan, the Committee shall be authorized to make adjustments in performance goal criteria in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Performance Share or Performance Unit award in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Company shall assume outstanding employee benefit grants or awards or the right or obligation to make future such grants or awards in connection with the acquisition of another Company or business entity, the Committee may, in its discretion, make such adjustments in the terms of grants or awards under the Plan as it shall deem appropriate.

     Notwithstanding any other provision of the Plan, in the case of any shares of stock that may be issued to a Participant, including upon exercise of a stock option, upon the grant of or release of restrictions applicable to Restricted Stock, or upon satisfaction of performance goals applicable to Performance Share grants, the Company may effect the issuance of the shares on a non-certificated basis, subject to applicable law or the applicable rules of any stock exchange.

     24. EFFECTIVENESS OF PLAN: The Plan shall be effective as of July 16, 2004, provided that the shareholders of the Company approve the Plan within twelve
(12) months of that date. Stock options, Stock Appreciation Rights, Restricted Stock and rights to obtain Performance Shares and Performance Units may be granted or awarded prior to shareholder approval of the Plan, but each such stock option, Stock Appreciation Right, Restricted Stock, Performance Share or Performance Unit grant or award shall be subject to shareholder approval of the Plan. No stock option or Stock Appreciation Right may be exercised and no Performance Shares or Performance Unit may be issued prior to shareholder approval, and any Restricted Stock awarded is subject to forfeiture if such shareholder approval is not obtained.

     25. TERMINATION, DURATION AND AMENDMENTS OF PLAN: The Plan may be abandoned or terminated at any time by the Board of Directors of the Company. Unless sooner terminated by the Board of Directors, the Plan shall terminate on the date ten (10) years after its adoption by the Board of Directors, and no stock options, Stock Appreciation Rights, Restricted Stock or rights to obtain Performance Shares or Performance Units may be granted or awarded thereafter. The termination of the Plan shall not affect the validity of any stock option, Stock Appreciation Right, Restricted Stock or award of a right to obtain Performance Shares or Performance Units outstanding on the date of termination.

For the purpose of conforming to any changes in applicable law or governmental regulations, or for any other lawful purpose, the Board of Directors shall have the right, without approval of the shareholders of the Company, to amend or revise the terms of the Plan or any award or agreement pursuant to the Plan at any time; provided, however that no such amendment or revision shall (i) with respect to the Plan, increase the maximum number of shares in the aggregate which are subject to the Plan or with respect to which grants or awards may be made to individual Participants (subject, however, to the provisions of Paragraph 5), materially change the class of persons eligible to be Participants under the Plan, establish additional and different business criteria on which Performance Share or Performance Unit goals are based or materially increase the benefits accruing to Participants under the Plan, without approval or ratification of the shareholders of the Company; or (ii) with respect to an award or agreement pursuant to the Plan, except as otherwise specifically provided in the Plan, alter or impair any stock option, Stock Appreciation Right, Restricted Stock or right to obtain Performance Shares or Performance Units which shall have been previously granted or awarded under the Plan, without the consent of the holder thereof.

The Plan was approved by the Compensation Committee of the Board of Directors on July 9, 2004. The Board of Directors adopted the Plan on July 16, 2004 subject to shareholder approval at the 2004 Annual Meeting of Shareholders.

                               www.handleman.com

    [HANDLEMAN                 HANDLEMAN COMPANY
   COMPANY LOGO]         ANNUAL MEETING OF SHAREHOLDERS
                               September 8, 2004
                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
                               HANDLEMAN COMPANY

      Eugene A. Miller, James B. Nicholson and Lloyd E. Reuss, and each of them, are hereby authorized to represent and vote the stock of the undersigned at the Annual Meeting of Shareholders to be held September 8, 2004, and at any adjournment thereof.

      The undersigned hereby revokes any proxy or proxies heretofore given to vote such stock, and hereby ratifies and confirms all that said attorneys and proxies, or their substitutes, may do by virtue hereof. If only one attorney and proxy shall be present and acting, then that one shall have and may exercise all the powers of said attorneys and proxies.

      The undersigned hereby acknowledges receipt of the notice of said Annual Meeting of Shareholders, the Proxy Statement relating thereto and the Annual Report for 2004.

                 (Continued and to be signed on the other side)

    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)

                            - FOLD AND DETACH HERE -

            YOU CAN NOW ACCESS YOUR HANDLEMAN COMPANY ACCOUNT ONLINE.

Access your Handleman Company shareholder account online via Investor ServiceDirect(R) (ISD).

Mellon Investor Services LLC, Transfer Agent for Handleman Company, now makes it easy and convenient to get current information on your shareholder account.

         - View account status                  - Make address changes
         - View certificate history             - Establish/change your PIN

THIS CAN BE DONE BY VISITING THE WEB AT HTTP://WWW.MELLONINVESTOR.COM. CLICK ON
    THE "FOR INVESTORS" BUTTON AND THEN THE "INVESTOR SERVICEDIRECT" BUTTON.
            THEN FOLLOW THE INSTRUCTION FOR ACCESSING YOUR ACCOUNT.

          FOR TECHNICAL ASSISTANCE CALL 1-877-978-7778 BETWEEN 9AM-7PM
                      MONDAY-FRIDAY EASTERN DAYLIGHT TIME

The shares represented by this proxy will be voted in          Please
accordance with the specifications made herein. If no          Mark Here   [ ]
specifications are made, this proxy will be voted FOR          for Address
the election of the nominees for Directors listed below        Change or
and FOR the Proposal to adopt the Handleman Company 2004       Comments
Stock Plan listed below.                                       SEE REVERSE SIDE

THE BOARD RECOMMENDS A VOTE FOR THE       THE BOARD RECOMMENDS A VOTE FOR THE
NOMINEES LISTED BELOW.                    HANDLEMAN COMPANY 2004 STOCK PLAN.

                                                           FOR  AGAINST  ABSTAIN
1. Election of  FOR all     WITHHOLD      2. The proposal  [ ]    [ ]      [ ]
   Directors.   nominees    AUTHORITY        to approve
                listed to  to vote for       the Handleman
  NOMINEES:     the left   all nominees      Company 2004
  01 Elizabeth  (except     listed to        stock Plan.
  A. Chappell   as marked    the left
                to the
  02 Ralph J.   contrary
  Szygenda      below)
                   [ ]         [ ]

(INSTRUCTION: To withhold authority to    3. To transact such other business as
vote for any individual nominee, write       may properly come before the Annual
that nominee's name in the space             Meeting and at any adjournment
provided below)                              thereof.

    PLEASE PROMPTLY DATE, SIGN, AND MAIL THIS PROXY IN THE ENCLOSED ENVELOPE

                                                 [ ]

SIGNATURE_____________________ SIGNATURE____________________DATED_________, 2004
The signature(s) of shareholder(s) should correspond exactly with the name(s) stenciled hereon, Joint owners should sign individually. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                            - FOLD AND DETACH HERE -

CONSENTING TO RECEIVE ALL FUTURE ANNUAL MEETING MATERIALS AND REGISTERED SHAREHOLDER COMMUNICATIONS ELECTRONICALLY IS SIMPLE AND FAST! Enroll today at www.melloninvestor.com for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.

                     VOTE BY INTERNET OR TELEPHONE OR MAIL
                         24 HOURS A DAY, 7 DAYS A WEEK

INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11:59 PM EASTERN DAYLIGHT TIME THE DAY PRIOR TO THE ANNUAL MEETING DAY.

YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

        INTERNET                    TELEPHONE                       MAIL
HTTP://WWW.EPROXY.COM/HDL         1-800-435-6710            Mark, sign and date
Use the Internet to vote        Use any touch-tone            your proxy card
your proxy. Have your      OR   telephone to vote    OR     and return it in the
proxy card in hand when         your proxy. Have           enclosed postage-paid
you access the web site.        your proxy card                   envelope.
                                in hand when you
                                call.

IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE, YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

IF YOU ARE LOCATED OUTSIDE THE UNITED STATES, THE DELIVERY OF YOUR PROXY MUST BE VIA THE INTERNET OR MAIL

YOU CAN VIEW THE ANNUAL REPORT AND PROXY STATEMENT
ON THE INTERNET AT WWW.HANDLEMAN.COM
REFERENCE INVESTOR RELATIONS/KEY FINANCIALS